Exhibit 10.5.2

DRAFT 2: {circle}/10/03

                         THIRD ISSUER MASTER DEFINITIONS
                            AND CONSTRUCTION SCHEDULE


                             DATED [{circle}], 2003


                        PERMANENT FINANCING (NO. 3) PLC










                                 ALLEN & OVERY
                                     London

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                                   CONTENTS

CLAUSE                                                                     PAGE

1.    Definitions............................................................. 1
2.    Interpretation and Construction.........................................38
3.    Governing Law...........................................................41

Signatories...................................................................42




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THIS  THIRD  ISSUER  MASTER DEFINITIONS AND CONSTRUCTION SCHEDULE is signed for the purposes of identification on {circle}, 2003 by:

(1)   ALLEN & OVERY of One New Change, London EC4M 9QQ; and

(2)   SIDLEY AUSTIN BROWN & WOOD of 1 Threadneedle Street, London EC2R 8AW.

1.    DEFINITIONS

      ADDITIONAL INTEREST has the meaning given in Condition 4(B) of the Third Issuer Notes;

      AGENT BANK means Citibank, N.A. London Branch of 5 Carmelite Street, London EC4Y 0PA, or such other person for the time being acting as agent bank under the Third Issuer Paying Agent and Agent Bank Agreement;

      AGENTS means the Principal Paying Agent, the US Paying Agent, the Registrar, the Transfer Agent and the Agent Bank;

      ARRANGER means Credit Suisse First Boston (Europe) Limited;

      AUDITORS means KPMG Audit Plc of 1 Canada Square, Canary Wharf, London E14 5AG or such other internationally recognised independent firm of auditors selected from time to time by the Third Issuer with the prior consent of the Note Trustee;

      AUTHORISED DENOMINATIONS means denominations of, in the case of the Series 1 Class A Third Issuer Notes, the Series 1 Class B Third Issuer Notes, the Series 1 Class C Third Issuer Notes, the Series 2 Class A Third Issuer Notes, the Series 2 Class B Third Issuer Notes, the Series 2 Class C Third Issuer Notes and the Series 3 Class A Third Issuer Notes, the Series 3 Class B Issuer Notes and the Series 3 Class C Issuer Notes, $1,000 or $10,000 and integral multiples thereof; in the case of the Series 4 Class A1 Third Issuer Notes, the Series 4 Class B Third Issuer Notes, the Series 4 Class C Third Issuer Notes the Series 5 Class B Third Issuer Notes and the Series 5 Class C Third Issuer Notes, e500,000 and integral multiples thereof; in the case of the Series 4 Class A2 Third Issuer Notes and the Series 5 Class A Third Issuer Notes, {pound-sterling}1,000 or {pound-sterling}10,000 and integral multiples thereof, and in any case such denominations (in each case) as the Note Trustee shall determine (which, in the case of the Series 4 Class A1 Third Issuer Notes, the Series 4 Class B Third Issuer Notes, the Series 4 Class C Third Issuer Notes, the Series 5 Class B Third Issuer Notes and the Series 5 Class C Third Issuer Notes must be higher than e500,000) and notify to the relevant Third Issuer Noteholders;

      AUTHORISED INVESTMENTS means:

      (a)    Sterling gilt-edged securities; and

      (b) Sterling demand or time deposits, certificates of deposit and short-term debt obligations (including commercial paper) (which may include deposits in any account which earns a rate of interest related to LIBOR) provided that in all cases such investments have a maturity date of 90 days or less and mature on or before the next Interest Payment Date and the short-term unsecured, unguaranteed and unsubordinated debt obligations of the issuing or guaranteeing entity or entity with which the demand or time deposits are made (being an authorised person under the FSMA 2000) are rated A-1+ by Standard & Poor's, F1+ by Fitch and P-1 by Moody's or their equivalents by three other internationally recognised rating agencies;

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      AUTHORISED SIGNATORY means any authorised signatory referred  to  in  the
      Third Issuer Account Mandate;

      BASIC TERMS MODIFICATION has the meaning given in PARAGRAPH 5 of SCHEDULE 4 to the Third Issuer Trust Deed;

      BOOK-ENTRY INTEREST means a beneficial interest in a global note representing the relevant class of Third Issuer Notes shown on records maintained in book-entry form by DTC, Euroclear or Clearstream, Luxembourg, as the case may be;

      BUSINESS DAY means a day which is a London Business Day, a New York Business Day and a TARGET Business Day;

      CASH MANAGEMENT AGREEMENT means the cash management agreement entered into on the Initial Closing Date between the Cash Manager, the Mortgages Trustee, Funding 1, and the Security Trustee (as the same may be amended and/or supplemented from time to time);

      CASH MANAGER means Halifax plc in its capacity as cash manager for the Mortgages Trustee and Funding 1 pursuant to the terms of the Cash Management Agreement;

      CLASS A THIRD ISSUER NOTE ACCELERATION NOTICE means a notice issued by the Note Trustee to the Third Issuer and the Security Trustee declaring the Class A Third Issuer Notes to be due and repayable pursuant to Condition 9(A) of the Third Issuer Notes;

      CLASS B THIRD ISSUER NOTE ACCELERATION NOTICE means a notice issued by the Note Trustee to the Third Issuer and the Security Trustee declaring the Class B Third Issuer Notes to be due and repayable pursuant to Condition 9(B) of the Third Issuer Notes;

      CLASS C THIRD ISSUER NOTE ACCELERATION NOTICE means a notice issued by the Note Trustee to the Third Issuer and the Security Trustee declaring the Class C Third Issuer Notes to be due and repayable pursuant to Condition 9(C) of the Third Issuer Notes;

      CLASS A THIRD ISSUER NOTEHOLDERS means the holders for the time being of the Class A Third Issuer Notes;

      CLASS B THIRD ISSUER NOTEHOLDERS means the holders for the time being of the Class B Third Issuer Notes;

      CLASS C THIRD ISSUER NOTEHOLDERS means the holders for the time being of the Class C Third Issuer Notes;

      CLASS A THIRD ISSUER NOTES means the Series 1 Class A Third Issuer Notes, the Series 2 Class A Third Issuer Notes, the Series 3 Class A Third Issuer Notes, the Series 4 Class A Third Issuer Notes and the Series 5 Class A Third Issuer Notes;

      CLASS B THIRD ISSUER NOTES means the Series 1 Class B Third Issuer Notes, the Series 2 Class B Third Issuer Notes, the Series 3 Class B Third Issuer Notes, the Series 4 Class B Third Issuer Notes and the Series 5 Class B Third Issuer Notes;

      CLASS C THIRD ISSUER NOTES means the Series 1 Class C Third Issuer Notes, the Series 2 Class C Third Issuer Notes, the Series 3 Class C Third Issuer Notes, the Series 4 Class C Third Issuer Notes and the Series 5 Class C Third Issuer Notes;

      CLEARSTREAM, LUXEMBOURG means Clearstream Banking, soci{e'}t{e'} anonyme;

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      COMMON  DEPOSITORY  means  Citibank,  N.A.,  in  its  capacity  as common depository for Euroclear and Clearstream, Luxembourg;

      CONDITIONS or TERMS AND CONDITIONS means the terms and conditions of the Third Issuer Notes set out in the Schedule 3 to the Third Issuer Trust Deed, as any of the same may from time to time be amended, varied or restated in accordance with the provisions of the Third Issuer Trust Deed and any reference to a numbered Condition shall be construed accordingly;

      CORPORATE SERVICES AGREEMENTS means, together, the Funding 1 Corporate Services Agreement, the Third Issuer Corporate Services Agreement and the Mortgages Trustee Corporate Services Agreement;

      CURRENCY SWAP AGREEMENTS means the Series 1 Class A Third Issuer Swap Agreement, the Series 1 Class B Third Issuer Swap Agreement, the Series 1 Class C Third Issuer Swap Agreement, the Series 2 Class A Third Issuer Swap Agreement, the Series 2 Class B Third Issuer Swap Agreement, the Series 2 Class C Third Issuer Swap Agreement, the Series 3 Class A Third Issuer Swap Agreement, the Series 3 Class B Third Issuer Swap Agreement, the Series 3 Class C Third Issuer Swap Agreement, the Series 4 Class A1 Third Issuer Swap Agreement, the Series 4 Class B Third Issuer Swap Agreement, the Series 4 Class C Third Issuer Swap Agreement, the Series 5 Class B Third Issuer Swap Agreement and the Series 5 Class C Third Issuer Swap Agreement;

      CURRENCY SWAP PROVIDER means the relevant swap provider in relation to each of the Dollar Currency Swaps or Euro Currency Swaps, as the case may be, and CURRENCY SWAP PROVIDERS means all of them;

      CURRENCY SWAP PROVIDER DEFAULT means the occurrence of an Event of Default (as defined in the Currency Swap Agreements) where a Currency Swap Provider is the Defaulting Party;

      DEFAULTING PARTY has the meaning given to it in the Third Issuer Swap Agreements;

      DEFERRED INTEREST has the meaning given in Condition 4(B) of the Third Issuer Notes;

      DEFINITIVE THIRD ISSUER NOTES means the Dollar Definitive Third Issuer Notes and the Reg S Definitive Third Issuer Notes;

      DESIGNATED SUBSIDIARY has the meaning given in CLAUSE 2.2 of the Third Issuer Post-Enforcement Call Option Agreement;

      DISTRIBUTION COMPLIANCE PERIOD means the period until and including the 40th day after the later of the commencement of the offering of the Third Issuer Notes and the Third Issuer Closing Date;

      DOLLAR CURRENCY EXCHANGE RATE means the rates at which Dollars are converted to Sterling or, as the case may be, Sterling is converted to Dollars under the relevant Dollar Currency Swap or, if there is no relevant Dollar Currency Swap Agreement in effect at such time, the "spot" rate at which Dollars are converted to Sterling or, as the case may be, Sterling is converted to Dollars on the foreign exchange markets;

      DOLLAR CURRENCY SWAP AGREEMENTS means the ISDA master agreements, schedules and confirmations relating to the Dollar Currency Swaps to be entered into on or before the Third Issuer Closing Date between the Third Issuer, the relevant Dollar Currency Swap Provider and the Security
      Trustee (as the same may be amended and/or supplemented from time to time);

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      DOLLAR CURRENCY SWAP PROVIDER DEFAULT means the occurrence of an Event of
      Default (as defined in the Currency Swap Agreements) where a Dollar Currency Swap Provider is the Defaulting Party;

      DOLLAR CURRENCY SWAP PROVIDERS means the Series 1 Third Issuer Swap Providers, the Series 2 Third Issuer Swap Providers and the Series 3 Class A Third Issuer Swap Provider;

      DOLLAR CURRENCY SWAPS means the Sterling-Dollar currency swaps which enable the Third Issuer to receive and pay amounts under the Third Issuer Intercompany Loan in sterling and to receive and pay amounts under the Series 1 Third Issuer Notes, the Series 2 Third Issuer Notes and the Series 3 Third Issuer Notes in Dollars;

      DOLLAR DEFINITIVE THIRD ISSUER NOTES means the Series 1 Class A Definitive Third Issuer Notes, the Series 1 Class B Definitive Third Issuer Notes, the Series 1 Class C Definitive Third Issuer Notes, the Series 2 Class A Definitive Third Issuer Notes, the Series 2 Class B Definitive Third Issuer Notes, the Series 2 Class C Definitive Third Issuer Notes and the Series 3 Definitive Third Issuer Notes;

      DOLLAR GLOBAL THIRD ISSUER NOTES means the Series 1 Class A Global Third Issuer Note, the Series 1 Class B Global Third Issuer Note, the Series 1 Class C Global Third Issuer Note, the Series 2 Class A Global Third Issuer Note, the Series 2 Class B Global Third Issuer Note, the Series 2 Class C Global Third Issuer Note, the Series 3 Class A Global Third Issuer Note, the Series 3 Class B Global Third Issuer Note and the Series 3 Class C Global Third Issuer Note;

      DOLLAR INTEREST DETERMINATION DATE means two London Business Days before the first day of the Interest Period for which the rate will apply (or if such day is not a Business Day, the next succeeding Business Day);

      EURIBOR will be determined by the Agent Bank on the following basis:

      (a) on the Euro Interest Determination Date, the Agent Bank will determine the arithmetic mean, rounded upwards to five decimal places, of the offered quotations to leading banks in the Euro-zone inter-bank market for three-month euro deposits of e10,000,000 (or, in the case of the first Interest Period, a linear interpolation of such rates for three-month and four-month euro deposits).

             This will be determined by reference to the display as quoted on the Moneyline Telerate Screen No. 248 or, if the Moneyline Telerate Screen No. 248 stops providing these quotations, the replacement service for the purposes of displaying this information will be used. If the replacement service stops displaying the information, another page as determined by the Third Issuer with the approval of the Note Trustee will be used.

             In each of these cases, the determination will be made at or about
             11.00 a.m., Brussels time, on that date;

      (b) if, on any such Euro Interest Determination Date, the screen rate is unavailable, the Agent Bank will:

             (i) request the principal London office of each of the Reference Banks to provide the Agent Bank with its offered quotation to prime banks for euro deposits of the equivalent amount, and for the relevant period, in the Euro-one inter-bank market as at or about 11.00 a.m. (Brussels time); and

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            (ii)  calculate  the  arithmetic  mean,  rounded  upwards  to five decimal places, of those quotations;

      (c) if, on any such Euro Interest Determination Date, the screen rate is unavailable and only two or three of the Reference Banks provide offered quotations, the relevant rate for that Interest Period will be the arithmetic mean of the quotations as calculated in paragraph ; and

      (d) if, on any such Euro Interest Determination Date, fewer than two Reference Banks provide quotations, the Agent Bank will consult with the Note Trustee and the Third Issuer for the purpose of agreeing a total of two banks in the Euro-zone inter-bank market to provide such quotations and the relevant rate for that Interest Period will be the arithmetic mean of the quotations as calculated in paragraph . If no such banks are agreed then the relevant rate for that Interest Period will be the rate in effect for the last preceding Interest Period for which paragraph or was applicable;

      EUROCLEAR means Euroclear Bank S.A./N.V., as operator of the Euroclear System or the successor for the time being to such business;

      EURO CURRENCY EXCHANGE RATE means the rates at which Euro is converted to Sterling or, as the case may be, Sterling is converted to Euro under the Euro Currency Swap or, if there is no Euro Currency Swap Agreement in effect at such time, the "spot" rate at which Euro is converted to Sterling or, as the case may be, Sterling is converted to Euro on the foreign exchange markets;

      EURO CURRENCY SWAPS means the Sterling-Euro currency swaps which enable the Third Issuer to receive and pay amounts under the Third Issuer Intercompany Loan in sterling and to receive and pay amounts under the Series 4 Class A1 Third Issuer Notes, the Series 4 Class B Third Issuer Notes, the Series 4 Class C Third Issuer Notes, the Series 5 Class B Third Issuer Notes and the Series 5 Class C Third Issuer Notes in Euro;

      EURO CURRENCY SWAP AGREEMENTS means the ISDA master agreements, schedules and confirmations relating to the Euro Currency Swaps to be entered into on or before the Third Issuer Closing Date between the Third Issuer, the Euro Currency Swap Providers and the Security Trustee (as the same may be amended and/or supplemented from time to time);

      EURO CURRENCY SWAP PROVIDERS means the Series 4 Third Issuer Swap Providers, the Series 5 Class B Third Issuer Swap Provider and the Series 5 Class C Third Issuer Swap Provider;

      EURO CURRENCY SWAP PROVIDER DEFAULT means the occurrence of an Event of Default (as defined in the Euro Currency Swap Agreements) where the Euro Currency Swap Provider is the Defaulting Party;

      EURO INTEREST DETERMINATION DATE means two TARGET Business Days before the first day of the Interest Period for which the rate will apply;

      EVENT OF DEFAULT means an event of default pursuant to Condition 9 of the Third Issuer Note Conditions;

      EXCHANGE RATE means the exchange rate set out in each swap confirmation dated on or about the Third Issuer Closing Date to the Currency Swap Agreements;

      EXTRAORDINARY  RESOLUTION  has  the  meaning  set  out in paragraph 23 of
      Schedule 4 to the Third Issuer Trust Deed;

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      FINAL MATURITY DATE means in respect of:

      (a) the Series 1 Class A Third Issuer Notes, the Interest Payment Date falling in [December 2004];

      (b) the Series 2 Class A Third Issuer Notes, the Interest Payment Date falling in [June 2009];

      (c) the Series 3 Class A Third Issuer Notes, the Interest Payment Date falling in [September 2033];

      (d) the Series 4 Class A1 Third Issuer Notes, the Interest Payment Date falling in [September 2033];

      (e) the Series 4 Class A2 Third Issuer Notes, the Interest Payment Date falling in [September 2033];

      (f) the Series 5 Class A Third Issuer Notes, the Interest Payment Date falling in [June 2042];

      (g) the Series 1 Class B Third Issuer Notes, the Interest Payment Date falling in June 2042;

      (h) the Series 2 Class B Third Issuer Notes, the Interest Payment Date falling in June 2042;

      (i) the Series 3 Class B Third Issuer Notes, the Interest Payment Date falling in June 2042;

      (j) the Series 4 Class B Third Issuer Notes, the Interest Payment Date falling in June 2042;

      (k) the Series 5 Class B Third Issuer Notes, the Interest Payment Date falling in June 2042;

      (l) the Series 1 Class C Third Issuer Notes, the Interest Payment Date falling in June 2042;

      (m) the Series 2 Class C Third Issuer Notes, the Interest Payment Date falling in June 2042;

      (n) the Series 3 Class C Third Issuer Notes, the Interest Payment Date falling in June 2042;

      (o) the Series 4 Class C Third Issuer Notes, the Interest Payment Date falling in June 2042; and

      (p) the Series 5 Class C Third Issuer Notes, the Interest Payment Date falling in June 2042;

      FINAL REDEMPTION means the date on which all moneys and other liabilities for the time being due or owing by the Third Issuer to the Note Trustee on behalf of the Noteholders have been paid in full;

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


      FINAL REPAYMENT DATE means in respect of:

      (a) the Third Issuer Series 1 Term AAA Advance, the Interest Payment Date falling in [December 2004];

      (b) the Third Issuer Series 2 Term AAA Advances, the Interest Payment Date falling in [June 2009];

      (c) the Third Issuer Series 3 Term AAA Advances, the Interest Payment Date falling in [September 2033];

      (d) the Third Issuer Series 4A1 Term AAA Advance, the Interest Payment Date falling in [September 2033];

      (e) the Third Issuer Series 4A2 Term AAA Advance, the Interest Payment Date falling in [September, 2033];

      (f) the Third Issuer Series 5 Term AAA Advance, the Interest Payment Date falling in [June 2042];

      (g) the Third Issuer Series 1 Term AA Advance, the Interest Payment Date falling in June 2042;

      (h) the Third Issuer Series 2 Term AA Advance, the Interest Payment Date falling in June 2042;

      (i) the Third Issuer Series 3 Term AA Advance, the Interest Payment Date falling in June 2042;

      (j) the Third Issuer Series 4 Term AA Advance, the Interest Payment Date falling in June 2042;

      (k) the Third Issuer Series 5 Term AA Advance, the Interest Payment Date falling in June 2042;

      (l) the Third Issuer Series 1 Term BBB Advance, the Interest Payment Date falling in June 2042;

      (m) the Third Issuer Series 2 Term BBB Advance, the Interest Payment Date falling in June 2042;

      (n) the Third Issuer Series 3 Term BBB Advance, the Interest Payment Date falling in June 2042;

      (o) the Third Issuer Series 4 Term BBB Advance, the Interest Payment Date falling in June 2042; and

      (p) the Third Issuer Series 5 Term BBB Advance, the Interest Payment Date falling in June 2042;

      FINANCIAL ADVISER means any financial adviser selected by the Security Trustee to give such financial advice in relation to the Third Issuer Notes as the Security Trustee may request from time to time;

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      FINANCIAL PERIOD means a Financial Year or any other period in respect of which accounts are required to be prepared and certified by the auditors of the relevant company to enable it to comply with all relevant legal and accounting requirements and all requirements of any stock exchange on which are securities of the company are listed;

      FINANCIAL YEAR means, in the case of the Third Issuer, each twelve-month period ending on the last day of the calendar year;

      FITCH means Fitch Ratings Limited;

      FUNDING 1 CORPORATE SERVICES PROVIDER means Structured Finance Management Limited or such other person or persons for the time being acting as corporate services provider to Funding 1, Holdings and the Post-Enforcement Call Option Holder under the Funding 1 Corporate Services Agreement;

      FUNDING 1 CORPORATE SERVICES AGREEMENT means in respect of Holdings, Funding 1 and the Post-Enforcement Call Option Holder, the agreement dated the Initial Closing Date and made between the Funding 1 Corporate Services Provider, Holdings, Funding 1, the Post-Enforcement Call Option Holder, the Seller and the Security Trustee for the provision by the Corporate Services Provider of certain corporate services and personnel to Funding 1, Holdings and the Post-Enforcement Call Option Holder (as the same may be amended and/or supplemented from time to time);

      FSMA 2000 or FSMA means the Financial Services and Market Act 2000 (as amended from time to time);

      GLOBAL THIRD ISSUER NOTES means the global notes issued in respect of the Third Issuer Notes, initially in the form of the Dollar Global Third Issuer Notes and the Reg S Global Third Issuer Notes;

      HOLDINGS means Permanent Holdings Limited (registered number 4267664), a limited company incorporated under the laws of England and Wales, whose registered office is at Blackwell House, Guildhall Yard, London EC2V 5AE;

      ICTA means the Income and Corporation Taxes Act 1988;

      INDEPENDENT CERTIFICATES means certificates of independent parties furnished by the Third Issuer to the Note Trustee and/or the Security Trustee (as appropriate) and in accordance with sections 314(c) and 314(d)(1) of the Trust Indenture Act;

      INITIAL CLOSING DATE means 14th June, 2002;

      INITIAL RELEVANT SCREEN RATE means:

      (a) in respect of the Series 1 Class A Third Issuer Notes, the linear interpolation of the arithmetic mean of the offered quotations to leading banks for one-week Dollar deposits and the arithmetic mean of the offered quotations to leading banks for one-month Dollar deposits and in respect of the Series 1 Class B Third Issuer Notes, the Series 1 Class C Third Issuer Notes, the Series 2 Third Issuer Notes and the Series 3 Third Issuer Notes, the linear interpolation of the arithmetic mean of the offered quotations to leading banks for three-month Dollar deposits and the arithmetic mean of the offered quotations to leading banks for four-month Dollar deposits (rounded upwards, if necessary, to five decimal places), displayed on the Moneyline Telerate Monitor at Moneyline Telerate Page No. 3750 (or such replacement page on that

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

             service which displays the information) or, if that service cases to display the information, such other screen service as may be determined by the Third Issuer with the approval of the Note Trustee; or

      (b) in respect of the Series 4 Class A1 Third Issuer Notes, the Series 4 Class B Third Issuer Notes , the Series 4 Class C Third Issuer Notes, the Series 5 Class B Third Issuer Notes and the Series 5 Class C Third Issuer Notes, the linear interpolation of the arithmetic mean of the offered quotations to prime banks for three-month Euro deposits and the arithmetic mean of the offered quotations to prime banks for four-month Euro deposits (rounded upwards, if necessary, to five decimal places), displayed on the Moneyline Telerate monitor at Moneyline Telerate page number 248 (or such replacement page on that service which displays the information) or, if that service ceases to display the information, such other screen service as may be determined by the Third Issuer with the approval of the Note Trustee; or

      (c) in respect of the Series 4 Class A2 Third Issuer Notes, the linear interpolation of the arithmetic mean of the offered quotations to leading banks for three-month Sterling deposits and the arithmetic mean of the offered quotations to leading banks for four-month Sterling deposits (rounded upwards, if necessary, to five decimal places), displayed on the Moneyline Telerate monitor at Moneyline Telerate page number 3750 (or such replacement page on that service which displays the information) or, if that service ceases to display the information, such other screen service as may be determined by the Third Issuer with the approval of the Note Trustee;

      INTERCOMPANY LOAN TERMS AND CONDITIONS means the standard terms and conditions incorporated into the Third Issuer Intercompany Loan Agreement and signed for the purposes of identification by the Security Trustee, the Agent Bank and Funding 1 on the Initial Closing Date;

      INTEREST AMOUNT means the amount of interest payable on each Third Issuer
      Note in respect of the relevant Interest Period;

      INTEREST DETERMINATION DATE has the meaning given to it in Condition 4(C) of the Third Issuer Notes;

      INTEREST PAYMENT DATE means, as applicable, a Quarterly Interest Payment Date and/or a Series 1 Class A Interest Payment Date;

      INTEREST PERIOD means:

      (a) in respect of interest payments made in respect of the Third Issuer Notes (other than the Series 1 Class A Third Issuer Notes) the period from (and including) a Quarterly Interest Payment Date (or in respect of the first Interest Period, the Third Issuer Closing Date) to (but excluding) the next following (or first) Quarterly Interest Payment Date; and

      (b) in respect of the Series 1 Class A Third Issuer Notes, the period from (and including) a Series 1 Class A Interest Payment Date (or in respect of the first interest period, the Third Issuer Closing
             Date) to (but excluding) the next following (or first) Series 1 Class A Interest Payment Date, except that following the occurrence of a Trigger Event or the enforcement of the Third Issuer Security in accordance with the Third Issuer Deed of Charge, the Interest Period for the Series 1 Class A Third Issuer Notes will be the quarterly period from (and including) the 10th day of the following earliest to occur of September, December, March and June (or, if such day is not a Business Day, the next succeeding Business Day) to (but excluding) the 10th day of the then next to occur of September, December, March and June (or, if such day is not a

             Business Day, the  next succeeding Business Day)   and  thereafter
             will be the quarterly period  from  (and including) the  10th  day
             of   September,  December,  March and June  to  (but icluding) the next following 10th  day  of  September,  December, March and June;

      INTEREST RATE SWAP means {circle}

      INTEREST RATE SWAP AGREEMENT means {circle}

      INTEREST RATE SWAP PROVIDER means {circle}

      ISSUER ORDER means a written order or request signed in the name of the Third Issuer by two directors of the Third Issuer;

      ISSUER'S CERTIFICATE means a certificate signed in the name of the Third Issuer by two directors of the Third Issuer;

      JOINT LEAD UNDERWRITERS means:

      (a)    Credit Suisse First Boston LLC;

      (b)    Salomon Smith Barney;

      (c)    UBS Securities LLC;

      LEAD MANAGER Credit Suisse First Boston (Europe) Limited; and

      LETTER OF REPRESENTATIONS means the letter of representations to DTC dated on or about the Third Issuer Closing Date from the Principal Paying Agent and the Third Issuer;

      LONDON BUSINESS DAY means a day (other than a Saturday or Sunday) on which banks are generally open for business (including dealings in foreign currency) in London;

      LONDON STOCK EXCHANGE means the London Stock Exchange plc;

      MANAGER means Credit Suisse First Boston (Europe) Limited;

      MASTER DEFINITIONS AND CONSTRUCTION SCHEDULE means the Amended and Restated Master Definitions and Construction Schedule signed by the parties to the Transaction Documents and dated on or about [{circle}], 2003, as the same may be further amended, restated and supplemented from time to time;

      NEW YORK BUSINESS DAY means a day (other than a Saturday or a Sunday) on which banks are generally open for business (including dealings in foreign currency) in the city of New York;

      NOTE DETERMINATION DATE means two Business Days prior to each Interest Payment Date;

      NOTE EVENT OF DEFAULT means an event of default pursuant to Condition 9 of the Third Issuer Notes;

      NOTEHOLDERS means the holders for the time  being  of  the  Third  Issuer
      Notes;

      NOTE PRINCIPAL PAYMENT means the amount of each principal payment payable on each Note;

      NOTE TRUSTEE means The Bank of New York having its principal office at One Canada Square, London E14 5AL acting as Note Trustee under the terms of the Third Issuer Trust Deed, or such other person as may from time to time be appointed as Note Trustee (or co-trustee) pursuant to the Third Issuer Trust Deed;

      NOTICE means, in respect of notice being given to the Noteholders, a notice duly given in accordance with Condition 14 of the Third Issuer Notes;

      OFFICERS' CERTIFICATE means an officers certificate furnished by the Third Issuer to the Note Trustee and/or the Security Trustee (as appropriate) and complying with the provisions of section 314 of the Trust Indenture Act;

      ONE-MONTH USD-LIBOR means the London Interbank Offered Rate for dollar deposits, as determined by the Agent Bank on the following basis:

      (a) on the applicable Dollar Interest Determination Date applicable to the Series 1 Class A Third Issuer Notes, the Agent Bank will determine the arithmetic mean, rounded upwards to five decimal places, of the offered quotations to leading banks in the London inter-bank market for dollar deposits for [one-month dollar deposits]. The One-Month USD-LIBOR for the first Interest Period shall be the linear interpolation of the arithmetic mean of such offered quotations for the [one-month and two-month dollar deposits].

             This will be determined by reference to the display as quoted on the Moneyline Telerate Screen No. 3750 or, if the Moneyline Telerate Screen No. 3750 stops providing these quotations, the replacement service for the purposes of displaying this information will be used. If the replacement service stops displaying the information, another page as determined by the Third Issuer with the approval of the Note Trustee will be used.

             In each of these cases, the determination will be made as at or about 11.00 a.m., London time, on that date;

      (b) if, on any such Dollar Interest Determination Date, the screen rate is unavailable, the Agent Bank will:

             (i) request the principal London office of each of the Reference Banks to provide the Agent Bank with its offered quotation to leading banks for dollar deposits of the equivalent amount and for the relevant period, in the London inter-bank market as at or about 11.00 a.m. (London time); and

             (ii) calculate the arithmetic mean, rounded upwards to five decimal places, of those quotations;

      (c) if, on any such Dollar Interest Determination Date, the screen rate is unavailable and only two or three of the Reference Banks provide offered quotations, the relevant rate for that Interest Period will be the arithmetic mean of the quotations as calculated in paragraph ; and

      (d) if, on any such Dollar Interest Determination Date, fewer than two Reference Banks provide quotations, the Agent Bank will consult with the Note Trustee and the Third Issuer for the purpose of agreeing a total of two banks to provide such quotations and the relevant rate for that Interest Period will be the arithmetic mean of the quotations as calculated in paragraph.If no such banks are agreed then the relevant rate for that Interest Period will be the rate in effect for the last preceding Interest Period for which paragraph or was applicable;

      OPINION OF COUNSEL means an opinion of counsel furnished by the Third Issuer to the Note Trustee and/or the Security Trustee (as appropriate) and complying with the provisions of section 314 of the Trust Indenture Act;

      OPTION has the meaning given to it in CLAUSE 2.2 of the Third Issuer Post-Enforcement Call Option Agreement;

      OPTION EXERCISE DATE has the meaning ascribed to that expression in Condition 10 of the Third Issuer Notes and CLAUSE 2.1 of the Third Issuer Post-Enforcement Call Option Agreement;

      PAYING AGENTS means the Principal Paying Agent and the US Paying Agent;

      POOL FACTOR has the meaning given to it in Condition 5(C) of the Third Issuer Notes;

      POST-ENFORCEMENT CALL OPTION HOLDER means Permanent PECOH Limited (registered number 4267666), a limited company incorporated under the laws of England and Wales, whose registered office is at Blackwell House, Guildhall Yard, London EC2V 5AE;

      POTENTIAL NOTE EVENT OF DEFAULT has the same meaning as POTENTIAL THIRD ISSUER EVENT OF DEFAULT;

      POTENTIAL THIRD ISSUER EVENT OF DEFAULT or POTENTIAL THIRD ISSUER NOTE EVENT OF DEFAULT means any condition, event or act which with the lapse of time and/or the giving of any notice would constitute a Third Issuer Event of Default;

      PRINCIPAL AMOUNT OUTSTANDING has the meaning set out in Condition 5(C) of the Third Issuer Notes;

      PRINCIPAL PAYING AGENT means [Citibank, N.A. London Branch of 5 Carmelite Street, London EC4Y 0PA] in its capacity as principal paying agent in the United Kingdom pursuant to the Third Issuer Paying Agent and Agent Bank Agreement;

      PROSPECTUS means the prospectus dated [{circle}], 2003 in relation to the issue of the Third Issuer Notes;

      QUARTERLY INTEREST PAYMENT DATE means in respect of the Third Issuer Notes (other than the Series 1 Class A Third Issuer Notes) the 10th day of March, June, September and December in each year (or, if such day is not a Business Day, the next succeeding Business Day);

      RATE OF INTEREST has the meaning given in Condition 4(C) of the Third Issuer Notes;

      RATING AGENCIES means Standard & Poor's Rating Services, a division of the McGraw-Hill Companies Inc., Moody's Investors Service Limited and Fitch Ratings Ltd.;

      RECEIVER means any person or persons appointed (and any additional person or persons appointed or substituted) as an administrative receiver, receiver, manager, or receiver and manager of the Third Issuer Charged Property by the Security Trustee pursuant to the Third Issuer Deed of

      RECORD DATE in respect of the Definitive Third Issuer Notes means the 15th day prior to each Interest Payment Date;

      REFERENCE BANKS means the Initial Reference Banks (as defined in Condition 4(H) of the Third Issuer Notes) and/or such other bank as may be appointed pursuant to Condition 4(H) of the Third Issuer Notes;

      REG S means Regulation S under the United States Securities Act of 1933, as amended;

      REG S DEFINITIVE THIRD ISSUER NOTES are, where Definitive Third Issuer Notes are issued, the Third Issuer Notes issued by the Third Issuer in exchange for the beneficial interests represented by the Reg S Global Third Issuer Note of each class;

      REG S GLOBAL THIRD ISSUER NOTES means the Series 3 Global Third Issuer Notes, [ ], the Series 4 Class B Third Issuer Notes, the Series 4 Class C Third Issuer Notes and the Series 5 Global Third Issuer Notes;

      REGISTER means the register of noteholders kept by the Registrar and which records the identity of each Third Issuer Noteholder and the number of Third Issuer Notes which each Third Issuer Noteholder owns;

      REGISTRAR means Citibank, N.A. London Branch of 5 Carmelite Street, London EC4Y 0PA in its capacity as the registrar appointed by the Third Issuer under the Third Issuer Paying Agent and Agent Bank Agreement to record the holders of Third Issuer Notes;

      REGULATIONS means as the context may require either (i) the Unfair Terms in Consumer Contracts Regulations 1999 and/or, as applicable, the Unfair Terms in Consumer Contracts Regulations 1994 or (ii) the Regulations set out in Schedule 2 to the Third Issuer Paying Agent and Agent Bank Agreement;

      RELEVANT MARGIN means:

      (a) in respect of the Series 1 Class A Third Issuer Notes, [{circle}] per cent. per annum;

      (b) in respect of the Series 1 Class B Third Issuer Notes, [{circle}] per cent. per annum up to and including the Interest Period ending in [{circle}] and thereafter [{circle}] per cent. per annum;

      (c) in respect of the Series 1 Class C Third Issuer Notes, [{circle}] per cent. per annum up to and including the Interest Period ending in [{circle}] and thereafter [{circle}] per cent. per annum;

      (d) in respect of the Series 2 Class A Third Issuer Notes, [{circle}] per cent. per annum;

      (e) in respect of the Series 2 Class B Third Issuer Notes, [{circle}] per cent. per annum up to and including the Interest Period ending in [{circle}] and thereafter [{circle}] per cent. per annum;

      (f) in respect of the Series 2 Class C Third Issuer Notes, [{circle}] per cent. per annum up to and including the Interest Period ending in [{circle}] and thereafter [{circle}] per cent. per annum;

      (g) in respect of the Series 3 Class A Third Issuer Notes, [{circle}] per cent. per annum [up to and including the Interest Period ending in [{circle}] and thereafter [{circle}] per cent. per annum];

      (h) in respect of the Series 3 Class B Third Issuer Notes, [{circle}] per cent. per annum up to and including the Interest Period ending in [{circle}] and thereafter [{circle}] per cent. per annum;

      (i) in respect of the Series 3 Class C Third Issuer Notes, [{circle}] per cent. per annum up to and including the Interest Period ending in [{circle}] and thereafter [{circle}] per cent. per annum;

      (j) in respect of the Series 4 Class A1 Third Issuer Notes, [{circle}] per cent. per annum up to and including the Interest Period ending in [{circle}] and thereafter [{circle}] per cent. per annum;

      (k) in respect of the Series 4 Class A2 Third Issuer Notes, [{circle}] per cent. per annum up to and including the Interest Period ending in [{circle}] and thereafter [{circle}] per cent. per annum;

      (l) in respect of the Series 4 Class B Third Issuer Notes, [{circle}] per cent. per annum up to and including the Interest Period ending in [{circle}] and thereafter [{circle}] per cent. per annum;

      (m) in respect of the Series 4 Class C Third Issuer Notes, [{circle}] per cent. per annum up to and including the Interest Period ending in [{circle}] and thereafter [{circle}] per cent. per annum;

      (n) in respect of the Series 5 Class A Third Issuer Notes, [{circle}] per cent. per annum up to and including the Interest Period ending in [{circle}] and thereafter [{circle}] per cent. per annum;

      (o) in respect of the Series 5 Class B Third Issuer Notes, [{circle}] per cent. per annum up to and including the Interest Period ending in [{circle}] and thereafter [{circle}] per cent. per annum; and

      (p) in respect of the Series 5 Class C Third Issuer Notes, [{circle}] per cent. per annum to and including the Interest Period ending in [{circle}] and thereafter [{circle}] per cent. per annum;

      RELEVANT SCREEN RATE means:

      (a) in respect of the first Interest Period, the Initial Relevant Screen Rate; and

      (b)    (i)   in respect of  subsequent  Interest  Periods  in  respect of the Series 1 Class A Third Issuer Notes, the arithmetic mean of the offered quotations to leading banks for one-month
                   Dollar deposits in the London inter-bank market displayed on the Moneyline Telerate Monitor at Moneyline Telerate page number 3750;

             (ii) in respect of subsequent Interest Periods in respect of the Series 1 Class B Third Issuer Notes, the Series 1 Class C Third Issuer Notes, the Series 2 Third Issuer Notes and the Series 3 Third Issuer Notes, the arithmetic mean of the offered quotations to leading banks for three-month Dollar deposits in the London inter-bank market displayed on the Moneyline Telerate Monitor at Moneyline Telerate Page No. 3750;

             (iii) in respect of subsequent Interest Periods in  respect of the
                   Series 4 Class A2 Third Issuer Notes and the Series 5 Class A Third Issuer Notes (commencing from [but exclusing] the Interest Period ending in {circle}), the arithmetic mean of offered quotations to prime banks for three-month Sterling deposits in the London inter-bank market displayed on the Moneyline Telerate Monitor at Moneyline Telerate Page No. 3750;

             (iv) in respect of subsequent Interest Periods in respect of the Series 4 Class A1 Third Issuer Notes, the Series 4 Class B Third Issuer Notes and the Series 4 Class C Third Issuer Notes, the Series 5 Class B Third Issuer Notes and the Series 5 Class C Third Issuer Notes, the arithmetic mean of offered quotations to prime banks for three-month Euro deposits in the Euro-zone inter-bank market displayed on the Moneyline Telerate Monitor at Moneyline Telerate Page No. 248; and

      in each case, displayed on the above-mentioned page of the Dow-Jones/Telerate Monitor (or such replacement page on that service which displays the information) or, if that service ceases to display the information, such other screen service as may be determined by the Third Issuer with the approval of the Note Trustee (rounded upwards, if necessary, to five decimal places);

      RELEVANT THIRD ISSUER NOTES has the meaning given in CLAUSE 2.2 of the Third Issuer Post-Enforcement Call Option Agreement;

      REPAYMENT DATE means the earlier to occur of (a) the date when the Notes have been redeemed in full and (b) the Funding 1 Interest Payment Date in [{circle}];

      REQUISITE RATINGS means a rating of P-1 by Moody's, F1+ by Fitch and A-1+ by Standard & Poor's;

      SCHEDULED AMORTISATION INSTALMENT means:

      (a) in respect of the Third Issuer Series 3 Term AAA Advance, the repayments of principal due on [{circle}] and [{circle}], being the Scheduled Repayment Dates of the Third Issuer Series 3 Term AAA Advance; or

      (b) in respect of the Third Issuer Series 4 Term AAA Advance, the repayments of principal due on [{circle}] and [{circle}], being the Scheduled Repayment Dates of the Third Issuer Series 4 Term AAA Advance; or

      (c) in respect of any New Term Advance which is a Scheduled Amortisation Term Advance, the repayments of principal due each of the Scheduled Repayments Dates of that Scheduled Amortisation Term Advance;

      SCHEDULED AMORTISATION TERM ADVANCE means the Third Issuer Series 3 Term AAA Advance and/or the Third Issuer Series 4 Term AAA Advance and/or any New Term Advance that is referred to as such in the relevant offering document or prospectus relating to any New Issuer;

      SCHEDULED PRINCIPAL REPAYMENT means, in respect of the Third Issuer Term AAA Advances, the Third Issuer Term AA Advances, the Third Issuer Term BBB Advances, or any New Term Advance, the amount of principal, if any, scheduled to be repaid in respect of such advance on the relevant Scheduled Repayment Date;

      SCHEDULED REDEMPTION DATES means:

      (a) in respect of the Series 1 Class A Third Issuer Notes, the Interest Payment Date in [September 2004];

      (b) in respect of the Series 2 Class A Third Issuer Notes, the Interest Payment Date in [December 2008];

      (c) in respect of the Series 3 Class A Third Issuer Notes, the Interest Payment Date in [{circle}] and [{circle}]; and

      (d) in respect of the Series 4 Class A Third Issuer Notes, the Interest Payment Date in [{circle}] and [{circle}];

      SCHEDULED REPAYMENT DATES means:

      (a) in respect of the Third Issuer Series 1 Term AAA Advance, the Interest Payment Date in [September 2004];

      (b) in respect of the Third Issuer Series 2 Term AAA Advance, the Interest Payment Date in [December 2008];

      (c) in respect of the Third Issuer Series 3 Term AAA Advance, the Interest Payment Dates in [{circle}] and [{circle}];

      (d) in respect of the Third Issuer Series 4 Term AAA Advance, the Interest Payment Date in [{circle}] and [{circle}];

      (e) in respect of any New Term Advance which is intended to be a Third Issuer Bullet Term Advance, the Scheduled Repayment Date of that Third Issuer Bullet Term Advance; and

      (f) in respect of any New Term Advance which is intended to be a Scheduled Amortisation Term Advance, the Scheduled Repayment Dates for each of the Scheduled Amortisation Instalments under such Scheduled Amortisation Term Advance;

      SECURITIES ACT means the United States Securities Act of 1933, as amended;

      SECURITY TRUSTEE means in relation to the Third Issuer, the Third Issuer Secured Creditors, the Third Issuer Deed of Charge, the Third Issuer Security and the Third Issuer Intercompany Loan Agreement, U.S. Bank National Association at 1 Federal Street, 3rd Floor, Boston, Massachusetts 02110 acting as Security Trustee under the terms of the Third Issuer 1 Deed of Charge or such other person as may from time to time be appointed as Security Trustee (or co-trustee) pursuant to the Third Issuer Deed of Charge;

      SELLER means Halifax plc (registered number 2367076) in its capacity as seller of the Loans and their Related Security to the Mortgages Trustee pursuant to the terms of the Mortgage Sale Agreement;

      SENIOR LIABILITIES  means  the  items listed in paragraphs (a) and (c) to
      (f) of the Third Issuer Pre-Enforcement Revenue Priority of Payments;

      SERIES 1 CLASS A DEFINITIVE THIRD ISSUER NOTES means the registered notes in definitive form which may be issued in respect of the Series 1 Class A Third Issuer Notes pursuant to, and in the circumstances specified in, Condition 1 and includes any replacement for Series 1 Class A Definitive Third Issuer Notes issued pursuant to Condition 13 and which are issued substantially in the form described in and set out in Part A of Schedule 2 to the Third Issuer Trust Deed;

      SERIES 1 CLASS A THIRD ISSUER NOTES means the US$[1,000,000,000] series 1 class A asset backed floating rate notes due [December 2004];

      SERIES 1 CLASS B THIRD ISSUER NOTES means the US$[{circle}] series 1 class B asset backed floating rate notes due June 2042;

      SERIES 1 CLASS C THIRD ISSUER NOTES means the US$[{circle}] series 1 class C asset backed floating rate notes due June 2042;

      SERIES 2 CLASS A THIRD ISSUER NOTES means the US$[1,500,000,000] series 2 class A asset backed floating rate notes due [June 2009];

      SERIES 2 CLASS B THIRD ISSUER NOTES means the US$[{circle}] series 2 class B asset backed floating rate notes due June 2042;

      SERIES 2 CLASS C THIRD ISSUER NOTES means the US$[{circle}] series 2 class C asset backed floating rate notes due June 2042;

      SERIES 3 CLASS A THIRD ISSUER NOTES means the US$[1,000,000,000] series 3 class A asset backed floating rate notes due [September 2033];

      SERIES 3 CLASS B THIRD ISSUER NOTES means the US$[{circle}] series 3 class B asset backed floating rate notes due June 2042;

      SERIES 3 CLASS C THIRD ISSUER NOTES means the US$[{circle}] series 3 class C asset backed floating rate notes due June 2042;

      SERIES 4 CLASS A THIRD ISSUER NOTES means Series 4 Class A1 Third Issuer Notes and Series 4 Class A2 Third Issuer Notes

      SERIES 4 CLASS A1 THIRD ISSUER NOTES means the e[{circle}] series 4 class A1 asset backed floating rate notes due [{circle}];

      SERIES 4 CLASS A2 THIRD ISSUER NOTES means the {pound-sterling}[{circle}] series 4 class A2 asset backed floating rate notes due [{circle}];

      SERIES 4 CLASS B THIRD ISSUER NOTES means the e[{circle}] series 4 class B asset backed floating rate notes due June 2042;

      SERIES 4 CLASS C THIRD ISSUER NOTES means the e[{circle}] series 4 class C asset backed floating rate notes due June 2042;

      SERIES     5     CLASS     A     THIRD    ISSUER    NOTES    means    the
      {pound-sterling}[400,000,000] series 5 class A asset backed [fixed-floating] rate notes due [{circle}];

      SERIES 5 CLASS B THIRD ISSUER NOTES means the e[{circle}] series 5 class B asset backed floating rate notes due June 2042;

      SERIES 5 CLASS C THIRD ISSUER NOTES means the e[{circle}] series 5 class C asset backed floating rate notes due June 2042;

      SERIES 1 CLASS A THIRD ISSUER NOTEHOLDERS means the holders for the time being of the Series 1 Class A Third Issuer Notes;

      SERIES 1 CLASS B THIRD ISSUER NOTEHOLDERS means the holders for the time being of the Series 1 Class B Third Issuer Notes;

      SERIES 1 CLASS C THIRD ISSUER NOTEHOLDERS means the holders for the time being of the Series 1 Class C Third Issuer Notes;

      #

      SERIES 2 CLASS A THIRD ISSUER NOTEHOLDERS means the holders for the time being of the Series 2 Class A Third Issuer Notes;

      SERIES 2 CLASS B THIRD ISSUER NOTEHOLDERS means the holders for the time being of the Series 2 Class B Third Issuer Notes;

      SERIES 2 CLASS C THIRD ISSUER NOTEHOLDERS means the holders for the time being of the Series 2 Class C Third Issuer Notes;

      SERIES 3 CLASS A THIRD ISSUER NOTEHOLDERS means the holders for the time being of the Series 3 Class A Third Issuer Notes;

      SERIES 3 CLASS B THIRD ISSUER NOTEHOLDERS means the holders for the time being of the Series 3 Class B Third Issuer Notes;

      SERIES 3 CLASS C THIRD ISSUER NOTEHOLDERS means the holders for the time being of the Series 3 Class C Third Issuer Notes;

      SERIES 4 CLASS A THIRD ISSUER NOTEHOLDERS means the holders for the time being of the Series 4 Class A Third Issuer Notes;

      SERIES 4 CLASS B THIRD ISSUER NOTEHOLDERS means the holders for the time being of the Series 4 Class B Third Issuer Notes;

      SERIES 4 CLASS C THIRD ISSUER NOTEHOLDERS means the holders for the time being of the Series 4 Class C Third Issuer Notes;

      SERIES 5 CLASS A THIRD ISSUER NOTEHOLDERS means the holders for the time being of the Series 5 Class A Third Issuer Notes;

      SERIES 5 CLASS B THIRD ISSUER NOTEHOLDERS means the holders for the time being of the Series 5 Class B Third Issuer Notes;

      SERIES 5 CLASS C THIRD ISSUER NOTEHOLDERS means the holders for the time being of the Series 5 Class C Third Issuer Notes;

      SERIES 1 CLASS A GLOBAL THIRD ISSUER NOTE means a separate global note in registered form representing the Series 1 Class A Third Issuer Notes;

      SERIES 1 CLASS B GLOBAL THIRD ISSUER NOTE means a separate global note in registered form representing the Series 1 Class B Third Issuer Notes;

      SERIES 1 CLASS C GLOBAL THIRD ISSUER NOTE means a separate global note in registered form representing the Series 1 Class C Third Issuer Notes;

      SERIES 1 GLOBAL THIRD ISSUER NOTES means the Series 1 Class A Global Third Issuer Note, the Series 1 Class B Global Third Issuer Note and the Series 1 Class C Global Third Issuer Note;

      SERIES 2 CLASS A GLOBAL THIRD ISSUER NOTE means a separate global note in registered form representing the Series 2 Class A Third Issuer Notes;

      SERIES 2 CLASS B GLOBAL THIRD ISSUER NOTE means a separate global note in registered form representing the Series 2 Class B Third Issuer Notes;

      SERIES 2 CLASS C GLOBAL THIRD ISSUER NOTE means a separate global note in registered form representing the Series 2 Class C Third Issuer Notes;

      SERIES 2 GLOBAL THIRD ISSUER NOTES means the Series 2 Class A Global Third Issuer Note, Series 2 Class B Global Third Issuer Note and the Series 2 Class C Global Third Issuer Note;

      SERIES 3 CLASS A GLOBAL THIRD ISSUER NOTE means a separate global note in registered form representing the Series 3 Class A Third Issuer Notes;

      SERIES 3 CLASS B GLOBAL THIRD ISSUER NOTE means a separate global note in registered form representing the Series 3 Class B Third Issuer Notes;

      SERIES 3 CLASS C GLOBAL THIRD ISSUER NOTE means a separate global note in registered form representing the Series 3 Class C Third Issuer Notes;

      SERIES 3 GLOBAL THIRD ISSUER NOTES means the Series 3 Class A Global Third Issuer Note, the Series 3 Class B Global Third Issuer Note and the Series 3 Class C Global Third Issuer Note;

      SERIES 4 CLASS A GLOBAL THIRD ISSUER NOTE means a separate global note in registered form representing the Series 4 Class A Third Issuer Notes;

      SERIES 4 CLASS B GLOBAL THIRD ISSUER NOTE means a separate global note in registered form representing the Series 4 Class B Third Issuer Notes;

      SERIES 4 CLASS C GLOBAL THIRD ISSUER NOTE means a separate global note in registered form representing the Series 4 Class C Third Issuer Notes;

      SERIES 4 GLOBAL THIRD ISSUER NOTES means the Series 4 Class A Global Third Issuer Notes, the Series 4 Class B Global Third Issuer Note and the Series 4 Class C Global Third Issuer Note;

      SERIES 5 CLASS A GLOBAL THIRD ISSUER NOTE means a separate global note in registered form representing the Series 5 Class A Third Issuer Notes;

      SERIES 5 CLASS B GLOBAL THIRD ISSUER NOTE means a separate global note in registered form representing the Series 5 Class B Third Issuer Notes;

      SERIES 5 CLASS C GLOBAL THIRD ISSUER NOTE means a separate global note in registered form representing the Series 5 Class C Third Issuer Notes;

      SERIES 5 GLOBAL THIRD ISSUER NOTES means the Series 5 Class A Global Third Issuer Note, Series 5 Class B Global Third Issuer Note and the Series 5 Class C Global Third Issuer Note;

      SERIES 1 THIRD ISSUER NOTES means collectively the Series 1 Class A Third Issuer Notes, the Series 1 Class B Third Issuer Notes and the Series 1 Class C Third Issuer Notes;

      SERIES 2 THIRD ISSUER NOTES means collectively the Series 2 Class A Third Issuer Notes, the Series 2 Class B Third Issuer Notes and the Series 2 Class C Third Issuer Notes;

      SERIES 3 THIRD ISSUER NOTES means collectively the Series 3 Class A Third Issuer Notes, the Series 3 Class B Third Issuer Notes and the Series 3 Class C Third Issuer Notes;

      SERIES 4 THIRD ISSUER NOTES means collectively the Series 4 Class A Third Issuer Notes, the Series 4 Class B Third Issuer Notes and the Series 4 Class C Third Issuer Notes;

      SERIES 5 THIRD ISSUER NOTES means collectively the Series 5 Class A Third Issuer Notes, the Series 5 Class B Third Issuer Notes and the Series 5 Class C Third Issuer Notes;

      SERIES 1 CLASS A INTEREST PAYMENT DATE means in respect of the Series 1 Class A Third Issuer Notes the 10th day of each consecutive month (or, if such day is not a Business Day, the next succeeding Business Day), until the earliest of (i) the Quarterly Interest Payment Date immediately following the occurrence of a Trigger Event and (ii) the Quarterly Interest Payment Date immediately following the enforcement of the Third Issuer Security in accordance with the Third Issuer Deed of Charge, and thereafter the 10th day of September, December, March and June in each year (or if such day is not a Business Day, the next succeeding Business
      Day);

      SERIES 1 CLASS A THIRD ISSUER SWAP means the sterling-dollar currency swap which enables the Third Issuer to receive and pay amounts under the Third Issuer Intercompany Loan in sterling and to receive and pay amounts under the Series 1 Class A Third Issuer Notes in dollars;

      SERIES 1 CLASS A THIRD ISSUER SWAP AGREEMENT means the ISDA Master Agreement (including the schedule and confirmation thereto) entered into on or about the Third Issuer Closing Date between the Series 1 Class A Third Issuer Swap Provider, the Third Issuer and the Security Trustee as amended and supplemented from time to time;

      SERIES 1 CLASS B THIRD ISSUER SWAP means the sterling-dollar currency swap which enables the Third Issuer to receive and pay amounts under the Third Issuer Intercompany Loan in sterling and to receive and pay amounts under the Series 1 Class B Third Issuer Notes in dollars;

      SERIES 1 CLASS B THIRD ISSUER SWAP AGREEMENT means the ISDA Master Agreement (including the schedule and confirmation thereto) entered into on or about the Third Issuer Closing Date between the Series 1 Class B Third Issuer Swap Provider, the Third Issuer and the Security Trustee as amended and supplemented from time to time;

      SERIES 1 CLASS C THIRD ISSUER SWAP means the sterling-dollar currency swap which enables the Third Issuer to receive and pay amounts under the Third Issuer Intercompany Loan in sterling and to receive and pay amounts under the Series 1 Class C Third Issuer Notes in dollars;

      SERIES 1 CLASS C THIRD ISSUER SWAP AGREEMENT means the ISDA Master Agreement (including the schedule and confirmation thereto) entered into on or about the Third Issuer Closing Date between the Series 1 Class C Third Issuer Swap Provider, the Third Issuer and the Security Trustee as amended and supplemented from time to time;

      SERIES 1 CLASS A THIRD ISSUER SWAP PROVIDER means {circle};

      SERIES 1 CLASS B THIRD ISSUER SWAP PROVIDER means {circle};

      SERIES 1 CLASS C THIRD ISSUER SWAP PROVIDER means {circle};

      SERIES 1 THIRD ISSUER SWAP AGREEMENTS means the Series 1 Class A Third Issuer Swap Agreement, the Series 1 Class B Third Issuer Swap Agreement and the Series 1 Class C Third Issuer Swap Agreement;

      SERIES 1 THIRD ISSUER SWAP PROVIDER means the Series 1 Class A Third Issuer Swap Provider, the Series 1 Class B Third Issuer Swap Provider and the Series 1 Class C Third Issuer Swap Provider;

      SERIES 2 CLASS A THIRD ISSUER SWAP means the sterling-dollar currency swap which enables the Third Issuer to receive and pay amounts under the Third Issuer Intercompany Loan in sterling and to receive and pay amounts under the Series 2 Class A Third Issuer Notes in dollars;

      SERIES 2 CLASS A THIRD ISSUER SWAP AGREEMENT means the ISDA Master Agreement (including the schedule and confirmation thereto) entered into on or about the Third Issuer Closing Date between the Series 2 Class A Third Issuer Swap Provider, the Third Issuer and the Security Trustee as amended and supplemented from time to time;

      SERIES 2 CLASS B THIRD ISSUER SWAP means the sterling-dollar currency swap which enables the Third Issuer to receive and pay amounts under the Third Issuer Intercompany Loan in sterling and to receive and pay amounts under the Series 2 Class B Third Issuer Notes in dollars;

      SERIES 2 CLASS B THIRD ISSUER SWAP AGREEMENT means the ISDA Master Agreement (including the schedule and confirmation thereto) entered into on or about the Third Issuer Closing Date between the Series 2 Class B Third Issuer Swap Provider, the Third Issuer and the Security Trustee as amended and supplemented from time to time;

      SERIES 2 CLASS C THIRD ISSUER SWAP means the sterling-dollar currency swap which enables the Third Issuer to receive and pay amounts under the Third Issuer Intercompany Loan in sterling and to receive and pay amounts under the Series 2 Class C Third Issuer Notes in dollars;

      SERIES 2 CLASS C THIRD ISSUER SWAP AGREEMENT means the ISDA Master Agreement (including the schedule and confirmation thereto) entered into on or about the Third Issuer Closing Date between the Series 2 Class C Third Issuer Swap Provider, the Third Issuer and the Security Trustee as amended and supplemented from time to time;

      SERIES 2 THIRD ISSUER SWAP AGREEMENTS means the Series 2 Class A Third Issuer Swap Agreement, the Series 2 Class B Third Issuer Swap Agreement and the Series 2 Class C Third Issuer Swap Agreement;

      SERIES 2 CLASS A THIRD ISSUER SWAP PROVIDER means {circle};

      SERIES 2 CLASS B THIRD ISSUER SWAP PROVIDER means {circle};

      SERIES 2 CLASS C THIRD ISSUER SWAP PROVIDER means {circle};

      SERIES 2 THIRD ISSUER SWAP PROVIDER means the Series 2 Class A Third Issuer Swap Provider, the Series 2 Class B Third Issuer Swap Provider and the Series 2 Class C Currency Swap Provider;

      SERIES 3 CLASS A THIRD ISSUER SWAP means the sterling-dollar currency swap which enables the Third Issuer to receive and pay amounts under the Third Issuer Intercompany Loan in sterling and to receive and pay amounts under the Series 3 Class A Third Issuer Notes in dollars;

      SERIES 3 CLASS A THIRD ISSUER SWAP AGREEMENT means the ISDA Master Agreement (including the schedule and confirmation thereto) entered into on or about the Third Issuer Closing Date between the Series 3 Class A Third Issuer Swap Provider, the Third Issuer and the Security Trustee as amended and supplemented from time to time;

      SERIES 3 CLASS B THIRD ISSUER SWAP means the sterling-dollar currency swap which enables the Third Issuer to receive and pay amounts under the Third Issuer Intercompany Loan in sterling and to receive and pay amounts under the Series 3 Class B Third Issuer Notes in dollars;

      SERIES 3 CLASS B THIRD ISSUER SWAP AGREEMENT means the ISDA Master Agreement (including the schedule and confirmation thereto) entered into on or about the Third Issuer Closing Date between the Series 3 Class B Third Issuer Swap Provider, the Third Issuer and the Security Trustee as amended and supplemented from time to time;

      SERIES 3 CLASS C THIRD ISSUER SWAP means the sterling-dollar currency swap which enables the Third Issuer to receive and pay amounts under the Third Issuer Intercompany Loan in sterling and to receive and pay amounts under the Series 3 Class C Third Issuer Notes in dollars;

      SERIES 3 CLASS C THIRD ISSUER SWAP AGREEMENT means the ISDA Master Agreement (including the schedule and confirmation thereto) entered into on or about the Third Issuer Closing Date between the Series 3 Class C Third Issuer Swap Provider, the Third Issuer and the Security Trustee as amended and supplemented from time to time;

      SERIES 3 CLASS A THIRD ISSUER SWAP PROVIDER means [{circle}];

      SERIES 3 CLASS B THIRD ISSUER SWAP PROVIDER means [{circle}];

      SERIES 3 CLASS C THIRD ISSUER SWAP PROVIDER means [{circle}];

      SERIES 3 THIRD ISSUER SWAP AGREEMENTS the Series 3 Class A dollar Currency Swap Agreement, the Series 3 Class B dollar Currency Swap Agreement and the Series 3 Class C dollar Currency Swap Agreement;

      SERIES 3 THIRD ISSUER SWAP PROVIDER means the Series 3 Class A Third Issuer Swap Provider, the Series 3 Class B Third Issuer Swap Provider and the Series 3 Class C Third Issuer Swap Provider;

      SERIES 4 CLASS A1 THIRD ISSUER SWAP means the sterling-euro currency swap which enables the Third Issuer to receive and pay amounts under the Third Issuer Intercompany Loan in sterling and to receive and pay amounts under the Series 4 Class A1 Third Issuer Notes in euro;

      SERIES 4 CLASS A THIRD ISSUER SWAP AGREEMENT means the ISDA Master Agreement (including the schedule and confirmation thereto) entered into on or about the Third Issuer Closing Date between the Series 4 Class A Third Issuer Swap Provider, the Third Issuer and the Security Trustee as amended and supplemented from time to time;

      SERIES 4 CLASS B THIRD ISSUER SWAP means the sterling-euro currency swap which enables the Third Issuer to receive and pay amounts under the Third Issuer Intercompany Loan in sterling and to receive and pay amounts under the Series 4 Class B Third Issuer Notes in euro;

      SERIES 4 CLASS B THIRD ISSUER SWAP AGREEMENT means the ISDA Master Agreement (including the schedule and confirmation thereto) entered into on or about the Third Issuer Closing Date between the Series 4 Class B Third Issuer Swap Provider, the Third Issuer and the Security Trustee as amended and supplemented from time to time;

      SERIES 4 CLASS C THIRD ISSUER SWAP means the sterling-eurocurrency swap which enables the Third Issuer to receive and pay amounts under the Third Issuer Intercompany Loan in sterling and to receive and pay amounts under the Series 4 Class C Third Issuer Notes in euro;

      SERIES 4 CLASS C THIRD ISSUER SWAP AGREEMENT means the ISDA Master Agreement (including the schedule and confirmation thereto) entered into on or about the Third Issuer Closing Date between the Series 4 Class C Third Issuer Swap Provider, the Third Issuer and the Security Trustee as amended and supplemented from time to time;

      SERIES 4 THIRD ISSUER SWAP AGREEMENTS means the Series 4 Class A Third Issuer Swap Agreement, the Series 4 Class B Third Issuer Swap Agreement and the Series 4 Class C Third Issuer Swap Agreement;

      SERIES 4 CLASS A THIRD ISSUER SWAP PROVIDER means {circle};

      SERIES 4 CLASS B THIRD ISSUER SWAP PROVIDER means {circle};

      SERIES 4 CLASS C THIRD ISSUER SWAP PROVIDER means {circle};

      SERIES 4 THIRD ISSUER SWAP PROVIDER means the Series 4 Class A Third Issuer Swap Provider, the Series 4 Class B Third Issuer Swap Provider and the Series 4 Class C Third Issuer Swap Provider;

      SERIES 5 CLASS A THIRD ISSUER SWAP means the interest rate swap which enables the Third Issuer to receive [amounts] under the Third Issuer Intercompany Loan in {circle} and to receive and pay amounts under the Series 5 Class A Third Issuer Notes in {circle}

      SERIES 5 CLASS A THIRD ISSUER SWAP AGREEMENT means the ISDA Master Agreement (including the schedule and confirmation thereto) entered into on or about the Third Issuer Closing Date between the Series 5 Class A Third Issuer Swap Provider, the Third Issuer and the Security Trustee as amended and supplemented from time to time;

      SERIES 5 CLASS A THIRD ISSUER SWAP PROVIDER means {circle};

      SERIES 5 CLASS B THIRD ISSUER SWAP means the sterling-euro currency swap which enables the Third Issuer to receive and pay amounts under the Third Issuer Intercompany Loan in sterling and to receive and pay amounts under the Series 5 Class B Third Issuer Notes in euro;

      SERIES 5 CLASS B THIRD ISSUER SWAP AGREEMENT means the ISDA Master Agreement (including the schedule and confirmation thereto) entered into on or about the Third Issuer Closing Date between the Series 5 Class B Third Issuer Swap Provider, the Third Issuer and the Security Trustee as amended and supplemented from time to time;

      SERIES 5 CLASS C THIRD ISSUER SWAP means the sterling-euro currency swap which enables the Third Issuer to receive and pay amounts under the Third Issuer Intercompany Loan in sterling and to receive and pay amounts under the Series 5 Class C Third Issuer Notes in euro;

      SERIES 5 CLASS C THIRD ISSUER SWAP AGREEMENT means the ISDA Master Agreement (including the schedule and confirmation thereto) entered into on or about the Third Issuer

      Closing Date between the Series 5 Class C Third Issuer Swap Provider, the Third Issuer and the Security Trustee as amended and supplemented from time to time;

      SERIES 5 THIRD ISSUER SWAP AGREEMENTS means the Series 5 Class A Third Issuer Swap Agreement, the Series 5 Class B Third Issuer Swap Agreement and the Series 5 Class C Third Issuer Swap Agreement;

      SERIES 5 CLASS B THIRD ISSUER SWAP PROVIDER means {circle};

      SERIES 5 CLASS C THIRD ISSUER SWAP PROVIDER means {circle};

      SERIES 5 THIRD ISSUER SWAP PROVIDER means the Series 5 Class B Third Issuer Swap Provider and the Series 5 Class C Third Issuer Swap Provider;

      SERIES 1 CLASS A DEFINITIVE THIRD ISSUER NOTES means the registered notes in definitive form which may be issued in respect of the Series 1 Class A Third Issuer Notes pursuant to, and in the circumstances specified in, Condition 1 and includes any replacement for Series 1 Class A Definitive Third Issuer Notes issued pursuant to Condition 13 and which are issued substantially in the form described in and set out in PART B of SCHEDULE 2 to the Third Issuer Trust Deed;

      SERIES 1 CLASS B DEFINITIVE THIRD ISSUER NOTES means the registered notes in definitive form which may be issued in respect of the Series 1 Class B Third Issuer Notes pursuant to, and in the circumstances specified in, Condition 1 and includes any replacement for Series 1 Class B Definitive Third Issuer Notes issued pursuant to Condition 13 and which are issued substantially in the form described in and set out in PART B of SCHEDULE 2 to the Third Issuer Trust Deed;

      SERIES 1 CLASS C DEFINITIVE THIRD ISSUER NOTES means the registered notes in definitive form which may be issued in respect of the Series 1 Class C Third Issuer Notes pursuant to, and in the circumstances specified in, Condition 1 and includes any replacement for Series 1 Class C Definitive Third Issuer Notes issued pursuant to Condition 13 and which are issued substantially in the form described in and set out in PART C of SCHEDULE 2 to the Third Issuer Trust Deed;

      SERIES 1 DEFINITIVE THIRD ISSUER NOTES means the Series 1 Class A Definitive Third Issuer Notes, the Series 1 Class B Definitive Third Issuer Notes and the Series 1 Class C Definitive Third Issuer Notes;

      SERIES 2 CLASS A DEFINITIVE THIRD ISSUER NOTES means the registered notes in definitive form which may be issued in respect of the Series 2 Class A Third Issuer Notes pursuant to, and in the circumstances specified in, Condition 1 and includes any replacement for Series 2 Class A Definitive Third Issuer Notes issued pursuant to Condition 13 and which are issued substantially in the form described in and set out in PART D of SCHEDULE 2 to the Third Issuer Trust Deed;

      SERIES 2 CLASS B DEFINITIVE THIRD ISSUER NOTES means the registered notes in definitive form which may be issued in respect of the Series 2 Class B Third Issuer Notes pursuant to, and in the circumstances specified in, Condition 1 and includes any replacement for Series 2 Class B Definitive Third Issuer Notes issued pursuant to Condition 13 and which are issued substantially in the form described in and set out in PART E of SCHEDULE 2 to the Third Issuer Trust Deed;

      SERIES 2 CLASS C DEFINITIVE THIRD ISSUER NOTES means the registered notes in definitive form which may be issued in respect of the Series 2 Class C Third Issuer Notes pursuant to, and in the circumstances specified in, Condition 1 and includes any replacement for Series 2 Class C Definitive Third Issuer Notes issued pursuant to Condition 13 and which are issued substantially in the form described in and set out in PART F of SCHEDULE 2 to the Third Issuer Trust Deed;

      SERIES 2 DEFINITIVE THIRD ISSUER NOTES means the Series 2 Class A Definitive Third Issuer Notes, the Series 2 Class B Definitive Third Issuer Notes and the Series 2 Class C Definitive Third Issuer Notes;

      SERIES 3 CLASS A DEFINITIVE THIRD ISSUER NOTES means the registered notes in definitive form which may be issued in respect of the Series 3 Class A Third Issuer Notes pursuant to, and in the circumstances specified in, Condition 1 and includes any replacement for Series 3 Class A Definitive Third Issuer Notes issued pursuant to Condition 13 and which are issued substantially in the form described in and set out in PART G of SCHEDULE 2 to the Third Issuer Trust Deed;

      SERIES 3 CLASS B DEFINITIVE THIRD ISSUER NOTES means the registered notes in definitive form which may be issued in respect of the Series 3 Class B Third Issuer Notes pursuant to, and in the circumstances specified in, Condition 1 and includes any replacement for Series 3 Class B Definitive Third Issuer Notes issued pursuant to Condition 13 and which are issued substantially in the form described in and set out in PART H of SCHEDULE 2 to the Third Issuer Trust Deed;

      SERIES 3 CLASS C DEFINITIVE THIRD ISSUER NOTES means the registered notes in definitive form which may be issued in respect of the Series 3 Class C Third Issuer Notes pursuant to, and in the circumstances specified in, Condition 1 and includes any replacement for Series 3 Class C Definitive Third Issuer Notes issued pursuant to Condition 13 and which are issued substantially in the form described in and set out in PART I of SCHEDULE 2 to the Third Issuer Trust Deed;

      SERIES 3 DEFINITIVE THIRD ISSUER NOTES means the Series 3 Class A Definitive Third Issuer Notes, the Series 3 Class B Definitive Third Issuer Notes and the Series 3 Class C Definitive Third Issuer Notes;

      SERIES 4 CLASS A DEFINITIVE THIRD ISSUER NOTES means the registered notes in definitive form which may be issued in respect of the Series 4 Class A Third Issuer Notes pursuant to, and in the circumstances specified in, Condition 1 and includes any replacement for Series 4 Class A Definitive Third Issuer Notes issued pursuant to Condition 13 and which are issued substantially in the form described in and set out in PART J of SCHEDULE 2 to the Third Issuer Trust Deed;

      SERIES 4 CLASS B DEFINITIVE THIRD ISSUER NOTES means the registered notes in definitive form which may be issued in respect of the Series 4 Class B Third Issuer Notes pursuant to, and in the circumstances specified in, Condition 1 and includes any replacement for Series 4 Class B Definitive Third Issuer Notes issued pursuant to Condition 13 and which are issued substantially in the form described in and set out in PART K of SCHEDULE 2 to the Third Issuer Trust Deed;

      SERIES 4 CLASS C DEFINITIVE THIRD ISSUER NOTES means the registered notes in definitive form which may be issued in respect of the Series 4 Class C Third Issuer Notes pursuant to, and in the circumstances specified in, Condition 1 and includes any replacement for Series 4 Class C Definitive Third Issuer Notes issued pursuant to Condition 13 and which are issued substantially in the form described in and set out in PART L of SCHEDULE 2 to the Third Issuer Trust Deed;

      SERIES 4 DEFINITIVE THIRD ISSUER NOTES means the Series 4 Class A Definitive Third Issuer Notes, the Series 4 Class B Definitive Third Issuer Notes and the Series 4 Class C Definitive Third Issuer Notes;

      SERIES 5 CLASS A DEFINITIVE THIRD ISSUER NOTES means the registered notes in definitive form which may be issued in respect of the Series 5 Class A Third Issuer Notes pursuant to, and in the circumstances specified in, Condition 1 and includes any replacement for Series 5 Class A Definitive Third Issuer Notes issued pursuant to Condition 13 and which are issued substantially in the form described in and set out in PART M of SCHEDULE 2 to the Third Issuer Trust Deed;

      SERIES 5 CLASS B DEFINITIVE THIRD ISSUER NOTES means the registered notes in definitive form which may be issued in respect of the Series 5 Class B Third Issuer Notes pursuant to, and in the circumstances specified in, Condition 1 and includes any replacement for Series 5 Class B Definitive Third Issuer Notes issued pursuant to Condition 13 and which are issued substantially in the form described in and set out in PART N of SCHEDULE 2 to the Third Issuer Trust Deed;

      SERIES 5 CLASS C DEFINITIVE THIRD ISSUER NOTES means the registered notes in definitive form which may be issued in respect of the Series 5 Class C Third Issuer Notes pursuant to, and in the circumstances specified in, Condition 1 and includes any replacement for Series 5 Class C Definitive Third Issuer Notes issued pursuant to Condition 13 and which are issued substantially in the form described in and set out in PART O of SCHEDULE 2 to the Third Issuer Trust Deed;

      SERIES 5 DEFINITIVE THIRD ISSUER NOTES means the Series 5 Class A Definitive Third Issuer Notes, the Series 5 Class B Definitive Third Issuer Notes and the Series 5 Class C Definitive Third Issuer Notes;

      SPECIFIED OFFICE means as the context may require, in relation to any of the Agents, the office specified against the name of such Agent in the Third Issuer Paying Agent and Agent Bank Agreement or such other specified notice as may be notified to the Third Issuer and the Security Trustee pursuant to the Third Issuer Paying Agent and Agent Bank Agreement;

      STANDARD & POOR'S means Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc. and any successor to its ratings business;

      STERLING INTEREST DETERMINATION DATE means the first day of the Interest Period for which the rate will apply;

      SUBSCRIPTION AGREEMENT means the Subscription Agreement relating to the sale of the Series 3 Third Issuer Notes, the Series 4 Class B Third Issuer Notes, the Series 4 Class C Second Issuer Notes and the Series 5 Third Issuer Notes, dated 28th February, 2003 between Funding 1, Halifax, the Mortgages Trustee, the Third Issuer and, as appropriate, the Joint Lead Managers;

      STERLING-LIBOR means the London Interbank Offered Rate for sterling deposits, as determined by the Agent Bank on the following basis:

      (a) on the applicable Sterling Interest Determination Date, the Agent Bank will determine the arithmetic mean, rounded upwards to five decimal places, of the offered quotations to leading banks in the London inter-bank market for sterling deposits for the relevant period (or, in the case of the first Interest Period, the linear interpolation of the arithmetic mean of such offered quotations for three-month and four-month sterling deposits (rounded upwards, if necessary, to five decimal places)).

             This will be determined by reference to the display as quoted on the Moneyline Telerate Screen No. 3750 or, if the Moneyline Telerate Screen No. 3750 stops providing these quotations, the replacement service for the purposes of displaying this information will be used. If the replacement service stops displaying the information, another page as determined by the Third Issuer with the approval of the Note Trustee will be used.

             In each of these cases, the determination will be made at or about
             11.00 a.m., London time, on that date;

      (b) if, on any such Sterling Interest Determination Date, the screen rate is unavailable, the Agent Bank will:

             (i) request the principal London office of each of the Reference Banks to provide the Agent Bank with its offered quotation to leading banks for sterling deposits of the equivalent amount, and for the relevant period, in the London inter-bank market as at or about 11.00 a.m. (London time); and

             (ii) calculate the arithmetic mean, rounded upwards to five decimal places, of those quotations;

      (c) if, on any such Sterling Interest Determination Date, the screen rate is unavailable and only two or three of the Reference Banks provide offered quotations, the relevant rate for that Interest Period will be the arithmetic mean of the quotations as calculated in paragraph (b); and

      (d) if, on any such Sterling Interest Determination Date, fewer than two Reference Banks provide quotations, the Agent Bank will consult with the Note Trustee and the Third Issuer for the purpose of agreeing a total of two banks to provide such quotations and the relevant rate for that Interest Period will be the arithmetic mean of the quotations as calculated in paragraph (b). If no such banks are agreed then the relevant rate for that Interest Period will be the rate in effect for the last preceding Interest Period for which paragraph (a) or (b) was applicable;

      SUCCESSOR AGENT means any successor to any Agent who may be appointed by the Third Issuer under the Third Issuer Paying Agent and Agent Bank Agreement;

      SUCCESSOR AGENT BANK means any successor to the Agent Bank who may be appointed by the Third Issuer under the Third Issuer Paying Agent and Agent Bank Agreement;

      SUCCESSOR PAYING AGENT means any successor to any Paying Agent who may be appointed by the Third Issuer under the Third Issuer Paying Agent and Agent Bank Agreement;

      SUCCESSOR PRINCIPAL PAYING AGENT means any successor to the Principal Paying Agent who may be appointed by the Third Issuer under the Third Issuer Paying Agent and Agent Bank Agreement;

      TARGET BUSINESS DAY means a day on which the Trans-European Automated Real-time Gross Settlement Express (TARGET) system is open;

      TERM ADVANCE INTEREST DETERMINATION DATE has the meaning given in CLAUSE 6.2(A)(I) of the Intercompany Loan Terms and Conditions;

      TERM ADVANCE RATE OF INTEREST has the meaning given in CLAUSE 6.2 of the Intercompany Loan Terms and Conditions;

      TERM ADVANCE RATING means the designated ratings which corresponds to the ratings assigned on the Third Issuer Closing Date to the corresponding class of Third Issuer Notes, the proceeds of which are applied by the Third Issuer to make such Term Advance to Funding 1. Any subsequent changes made to the ratings of the Third Issuer Notes will not affect the Term Advance Ratings of the Term Advances;

      TERMS AND CONDITIONS has the same meaning as CONDITIONS;

      THIRD ISSUER means Permanent Financing (No. 3) PLC (registered no. 4907355), a public limited company incorporated under the laws of England and Wales, whose registered office is at Blackwell House, Guildhall Yard, London EC2V 5AE;

      THIRD ISSUER ACCOUNT BANK means The Governor and Company of the Bank of Scotland, in its capacity as holder of the Third Issuer Transaction Account, situated at 116 Wellington Street, Leeds LS1 4LT and such other account bank as may be appointed from time to time pursuant to the Third Issuer Bank Account Agreement;

      THIRD ISSUER ACCOUNTS means the Third Issuer Transaction Account and such other bank account(s) held in the name of the Third Issuer with the prior written approval of the Security Trustee from time to time;

      THIRD ISSUER AVAILABLE FUNDS means together Third Issuer Revenue Receipts and Third Issuer Principal Receipts;

      THIRD ISSUER BANK ACCOUNT AGREEMENT means the bank account agreement dated on or about the Third Issuer Closing Date between the Third Issuer, the Third Issuer Cash Manager, the Third Issuer Account Bank and the Security Trustee (as the same may be amended and/or supplemented from time to time);

      THIRD ISSUER BANK ACCOUNTS has the same meaning as THIRD ISSUER ACCOUNTS;

      THIRD ISSUER BULLET TERM ADVANCES means the Third Issuer Series 1 Term AAA Advance and the Third Issuer Series 2 Term AAA Advance;

      THIRD ISSUER CASH MANAGEMENT AGREEMENT means the cash management agreement dated on or about the Third Issuer Closing Date between the Third Issuer, the Third Issuer Cash Manager and the Security Trustee (as the same may be amended and/or supplemented from time to time);

      THIRD ISSUER CASH MANAGEMENT SERVICES means the services to be provided to the Third Issuer and the Security Trustee pursuant to the Third Issuer Cash Management Agreement;

      THIRD ISSUER CASH MANAGER means Halifax acting pursuant to the Third Issuer Cash Management Agreement as agent for the Third Issuer and the Security Trustee, to manage all cash transactions and maintain certain ledgers on behalf of the Third Issuer;

      THIRD ISSUER CASH MANAGER TERMINATION EVENT has the meaning given in CLAUSE 12.1 of the Third Issuer Cash Management Agreement;

      THIRD ISSUER CHARGED PROPERTY means the property charged by the Third Issuer pursuant to CLAUSES 3.1 to 3.4 (inclusive) of the Third Issuer Deed of Charge;

      THIRD ISSUER CLOSING DATE means [{circle}], 2003;

      THIRD ISSUER CORPORATE SERVICES AGREEMENT means the agreement dated on or about the Third Issuer Closing Date and made between the Third Issuer Corporate Services Provider, the Third Issuer, the Seller, Holdings and the Security Trustee for the provision by the Corporate Services Provider of certain corporate services and personnel to the Third Issuer (as the same may be amended and/or supplemented from time to time);

      THIRD ISSUER CORPORATE SERVICES FEE LETTER means the letter dated the date of the Third Issuer Corporate Services Agreement between, inter alios, the Third Issuer, the Security Trustee, and the Third Issuer Corporate Services Provider, setting out the amount of fees payable to the Third Issuer Corporate Services Provider by the Third Issuer;

      THIRD ISSUER CORPORATE SERVICES PROVIDER means Structured Finance Management Limited or such other person or persons for the time being acting as corporate services provider to the Third Issuer under the Third Issuer Corporate Services Agreement;

      THIRD ISSUER CURRENCY SWAP AGREEMENTS or THIRD ISSUER SWAP AGREEMENTS means the Dollar Currency Swap Agreements and the Euro Currency Swap Agreements;

      THIRD ISSUER DEED OF CHARGE means the deed of charge to be entered into on or about the Third Issuer Closing Date between, among others, the Third Issuer and the Security Trustee under which the Third Issuer charges the Third Issuer Security in favour of the Security Trustee for the benefit of the Third Issuer Secured Creditors (as the same may be amended and/or supplemented from time to time);

      THIRD ISSUER EVENT OF DEFAULT has the meaning given to it in Condition 9 of the Third Issuer Notes;

      THIRD ISSUER INTERCOMPANY LOAN means the loan of the Third Issuer Term Advances made by the Third Issuer to Funding 1 under the Third Issuer Intercompany Loan Agreement on or about the Third Issuer Closing Date;

      THIRD ISSUER INTERCOMPANY LOAN ACCELERATION NOTICE means an acceleration notice served by the Security Trustee in relation to the enforcement of the Funding 1 Security following a Third Issuer Intercompany Loan Event of Default under the Third Issuer Intercompany Loan;

      THIRD ISSUER INTERCOMPANY LOAN AGREEMENT means the Third Issuer Intercompany Loan Confirmation and the Intercompany Loan Terms and Conditions together entered into on or about the Third Issuer Closing Date by the Third Issuer, Funding 1, the Security Trustee and the Agent Bank (as the same may be amended and/or supplemented from time to time);

      THIRD ISSUER INTERCOMPANY LOAN CONFIRMATION means the loan confirmation in respect of the Third Issuer Intercompany Loan Agreement entered into on or about the Third Issuer Closing Date and made between Funding 1, the Third Issuer and the Security Trustee;

      THIRD ISSUER INTERCOMPANY LOAN DETERMINATION DATE means the date falling two Business Days prior to each Funding 1 Interest Payment Date;

      THIRD ISSUER INTERCOMPANY LOAN EVENT OF DEFAULT means the occurrence of an event of default by Funding 1 as specified in Clause 14 of the Third Issuer Intercompany Loan Terms and Conditions;

      THIRD ISSUER INTERCOMPANY LOAN LEDGER means the ledger maintained by the Third Issuer Cash Manager which will record payments of interest and repayments of principal made on each of the Term Advances on each Interest Payment Date under the Third Issuer Intercompany Loan Agreement;

      THIRD  ISSUER  INTERCOMPANY  LOAN   TERMS   AND   CONDITIONS   means  the
      Intercompany Loan Terms and Conditions;

      THIRD ISSUER MASTER DEFINITIONS AND CONSTRUCTION SCHEDULE means this Third Issuer Master Definitions and Construction Schedule signed for the purposes of identification by Allen & Overy and Sidley Austin Brown & Wood on or about the Third Issuer Closing Date, as the same may be amended, restated and supplemented from time to time;

      THIRD ISSUER NON-STERLING ACCOUNT means a dollar account and/or a euro account, in each case to be opened in the name of the Third Issuer and to be held with the Third Issuer Non-Sterling Account Bank in accordance with the Third Issuer Bank Account Agreement;

      THIRD ISSUER NON-STERLING ACCOUNT BANK means The Governor and Company of the Bank of Scotland, in its capacity as holder of the relevant Third Issuer Non-Sterling Account, in accordance with the Third Issuer Bank Account Agreement;

      THIRD ISSUER NOTE DETERMINATION DATE means two Business Days prior to each Interest Payment Date;

      THIRD ISSUER NOTE ACCELERATION NOTICE means a Class A Third Issuer Note Acceleration Notice, a Class B Third Issuer Note Acceleration Notice or a Class C Third Issuer Note Acceleration Notice, either alone or together;

      THIRD ISSUER NOTE EVENT OF DEFAULT means an event of default by the Third Issuer as defined in Condition 9 of the Third Issuer Notes;

      THIRD ISSUER NOTEHOLDERS means the holders for the time being of the Third Issuer Notes;

      THIRD ISSUER NOTES means the Class A Third Issuer Notes, the Class B Third Issuer Notes and the Class C Third Issuer Notes;

      THIRD ISSUER PAYING AGENT AND AGENT BANK AGREEMENT means the paying agent and agent bank agreement entered into on or about the Third Issuer Closing Date between the Third Issuer, the Principal Paying Agent, the Agent Bank, the US Paying Agent, the Registrar, the Transfer Agent and the Security Trustee which sets out the appointment of the Paying Agents, the Registrar, the Transfer Agent and the Agent Bank for the Third Issuer Notes (as the same may be amended and/or supplemented from time to time);

      THIRD ISSUER POST-ENFORCEMENT CALL OPTION AGREEMENT means the post-enforcement call option agreement entered into on or about the Third Issuer Closing Date between the Third Issuer, the Post-Enforcement Call Option Holder and the Security Trustee under which the Note Trustee agrees on behalf of the holders of the Class B Third Issuer Notes and the Class C Third Issuer Notes that following enforcement of the Third Issuer Security, the Post-Enforcement Call Option Holder may call for the Class B Third Issuer Notes and the Class C Third Issuer Notes (as the same may be amended and/or supplemented from time to time);

      THIRD ISSUER POST-ENFORCEMENT PRIORITY OF PAYMENTS means the order of priority of payments in which the Third Issuer Revenue Receipts and the Third Issuer Principal Receipts will be applied following the service of a Third Issuer Note Acceleration Notice and a Third Issuer Intercompany Loan Acceleration Notice, as set out in CLAUSE 6.4 of the Third Issuer Deed of Charge;

      THIRD ISSUER PRE-ENFORCEMENT PRINCIPAL PRIORITY OF PAYMENTS means the order of priority of payments in which the Third Issuer Principal Receipts will be applied until enforcement of the Third Issuer Security and as set out in Schedule 2 to the Third Issuer Cash Management Agreement;

      THIRD ISSUER PRE-ENFORCEMENT PRIORITY OF PAYMENTS means the Third Issuer Pre-Enforcement Principal Priority of Payments and the Third Issuer Pre-Enforcement Revenue Priority Payments;

      THIRD ISSUER PRE-ENFORCEMENT REVENUE PRIORITY OF PAYMENTS means the order of priority of payments in which the Third Issuer Revenue Receipts will be applied until enforcement of the Third Issuer Security and as set out in Schedule 2 to the Third Issuer Cash Management Agreement;

      THIRD ISSUER PRINCIPAL RECEIPTS means the sum of all principal amounts repaid by Funding 1 to the Third Issuer under the terms of the Third Issuer Intercompany Loan Agreement during the relevant Interest Period, as calculated by the Third Issuer Cash Manager four Business Days prior to each Interest Payment Date;

      THIRD ISSUER REVENUE RECEIPTS means on the date which is four Business Days prior to an Interest Payment Date, an amount equal to the aggregate of:

      (a) interest paid by Funding 1 on the relevant Funding 1 Interest Payment Date in respect of the Term Advances under the terms of the Third Issuer Intercompany Loan Agreement;

      (b) fees to be paid to the Third Issuer by Funding 1 on the relevant Funding 1 Interest Payment Date under the terms of the Third Issuer Intercompany Loan Agreement;

      (c) interest payable on the Third Issuer Bank Accounts and any Authorised Investments which will be received on or before the relevant Interest Payment Date in respect of the Third Issuer Notes;

      (d) other net income of the Third Issuer including amounts received or to be received under the Third Issuer Swap Agreements on or before the relevant Interest Payment Date; and

      (e) if the Third Issuer receives any additional amount from a Third Issuer Swap Provider pursuant to section 2(d)(i)(4) of any Third Issuer Swap Agreement, and the Third Issuer subsequently receives a refund from the relevant taxing authority in respect of that additional amount (so that the Third Issuer receives a windfall) (for the purposes of this definition, a REFUND PAYMENT), an amount equal to that Refund Payment;

      THIRD ISSUER'S CERTIFICATE means a certificate signed in the name of the Third Issuer by two directors of the Third Issuer;

      [THIRD ISSUER SCHEDULED AMORTISATION TERM ADVANCE means the Third Issuer Series 3 Term AAA Advance and the Third Issuer Series 4 Term AAA Advances;]

      THIRD ISSUER SECURED CREDITORS means those parties to the Third Issuer Deed of Charge who have the benefit of the Third Issuer Security being the Security Trustee, the Currency Swap Providers, the Note Trustee, the Third Issuer Account Bank, the Paying Agents, the Registrar, the Transfer Agent, the Agent Bank, the Corporate Services Provider, the Third Issuer Cash Manager and the Third Issuer Noteholders;

      THIRD ISSUER SECURED OBLIGATIONS means any and all of the moneys and liabilities which the Third Issuer covenants to pay or discharge under CLAUSE 2 of the Third Issuer Deed of Charge and all other amounts owed by it to the Third Issuer Secured Creditors under and pursuant to the Transaction Documents;

      THIRD ISSUER SECURITY means the security granted by the Third Issuer under the Third Issuer Deed of Charge in favour of the Third Issuer Secured Creditors;

      THIRD ISSUER SERIES 1 TERM AA ADVANCE means the sub-loan of the Third Issuer Term AA Advances in the amount of {pound-sterling}[{circle}] and corresponding to the issue of the Series 1 Class B Third Issuer Notes;

      THIRD ISSUER SERIES 1 TERM AAA ADVANCE means the sub-loan of the Third Issuer Term AAA Advances in the amount of {pound-sterling}[{circle}] and corresponding to the issue of the Series 1 Class A Third Issuer Notes;

      THIRD ISSUER SERIES 1 TERM ADVANCES means the Third Issuer Series 1 Term AAA Advance, the Third Issuer Series 1 Term AA Advance and the Third Issuer Series 1 Term BBB Advance;

      THIRD ISSUER SERIES 1 TERM BBB ADVANCE means the sub-loan of the Third Issuer Term BBB Advances in the amount of {pound-sterling}[{circle}] and corresponding to the issue of the Series 1 Class C Third Issuer Notes;

      THIRD ISSUER SERIES 2 TERM AA ADVANCE means the sub-loan of the Third Issuer Term AA Advances in the amount of {pound-sterling}[{circle}] and corresponding to the issue of the Series 2 Class B Third Issuer Notes;

      THIRD ISSUER SERIES 2 TERM AAA ADVANCE means the sub-loan of the Third Issuer Term AAA Advances in the amount of {pound-sterling}[{circle}] and corresponding to the issue of the Series 2 Class A Third Issuer Notes;

      THIRD ISSUER SERIES 2 TERM ADVANCES means the Third Issuer Series 2 Term AAA Advance, the Third Issuer Series 2 Term AA Advance and the Third Issuer Series 2 Term BBB Advance;

      THIRD ISSUER SERIES 2 TERM BBB ADVANCE means the sub-loan of the Third Issuer Term BBB Advances in the amount of {pound-sterling}[{circle}] and corresponding to the issue of the Series 2 Class C Third Issuer Notes;

      THIRD ISSUER SERIES 3 TERM AA ADVANCE means the sub-loan of the Third Issuer Term AA Advances in the amount of {pound-sterling}[{circle}] and corresponding to the issue of the Series 3 Class B Third Issuer Notes;

      THIRD ISSUER SERIES 3 TERM AAA ADVANCE means the sub-loan of the Third Issuer Term AAA Advances in the amount of {pound-sterling}[{circle}] and corresponding to the issue of the Series 3 Class A Third Issuer Notes;

      THIRD ISSUER SERIES 3 TERM ADVANCES means the Third Issuer Series 3 Term AAA Advance, the Third Issuer Series 3 Term AA Advance and the Third Issuer Series 3 Term BBB Advance;

      THIRD ISSUER SERIES 3 TERM BBB ADVANCE means the sub-loan of the Third Issuer Term BBB Advances in the amount of {pound-sterling}[{circle}] and corresponding to the issue of the Series 3 Class C Third Issuer Notes;

      THIRD ISSUER SERIES 4 TERM AA ADVANCE means the sub-loan of the Third Issuer Term AA Advances in the amount of {pound-sterling}[{circle}] and corresponding to the issue of the Series 4 Class B Third Issuer Notes;

      THIRD ISSUER SERIES 4 TERM AAA ADVANCES means the Third Issuer Series 4A1 Term AAA Advance and the Third Issuer Series 4A2 Term AAA Advance;

      THIRD ISSUER SERIES 4A1 TERM AAA ADVANCE means the sub-loan of the Third Issuer Term AAA Advances in the amount of {pound-sterling}[{circle}] and corresponding to the issue of the Series 4 Class A1 Third Issuer Notes;

      THIRD ISSUER SERIES 4A2 TERM AAA ADVANCE means the sub-loan of the Third Issuer Term AAA Advances in the amount of {pound-sterling}[{circle}] and corresponding to the issue of the Series 4 Class A2 Third Issuer Notes;

      THIRD ISSUER SERIES 4 TERM ADVANCES means the Third Issuer Series 4 Term AAA Advances, the Third Issuer Series 4 Term AA Advance and the Third Issuer Series 4 Term BBB Advance;

      THIRD ISSUER SERIES 4 TERM BBB ADVANCE means the sub-loan of the Third Issuer Term BBB Advances in the amount of {pound-sterling}[{circle}] and corresponding to the issue of the Series 4 Class C Third Issuer Notes;

      THIRD ISSUER SERIES 5 TERM AA ADVANCE means the sub-loan of the Third Issuer Term AA Advances in the amount of {pound-sterling}[{circle}] and corresponding to the issue of the Series 5 Class B Third Issuer Notes;

      THIRD ISSUER SERIES 5 TERM AAA ADVANCE means the sub-loan of the Third Issuer Term AAA Advances in the amount of {pound-sterling}[{circle}] and corresponding to the issue of the Series 5 Class A Third Issuer Notes;

      THIRD ISSUER SERIES 5 TERM ADVANCES means the Third Issuer Series 5 Term AAA Advance, the Third Issuer Series 5 Term AA Advance and the Third Issuer Series 5 Term BBB Advance;

      THIRD ISSUER SERIES 5 TERM BBB ADVANCE means the sub-loan of the Third Issuer Term BBB Advances in the amount of {pound-sterling}[{circle}] and corresponding to the issue of the Series 5 Class C Third Issuer Notes;

      THIRD ISSUER SWAP AGREEMENTS means the Dollar Currency Swap Agreements, the Euro Currency Swap Agreements and the Interest Rate Swap Agreement;

      THIRD ISSUER SWAP EXCLUDED TERMINATION AMOUNT means, in relation to any Third Issuer Swap Agreement, an amount equal to:

      (a) the amount of any termination payment due and payable to the relevant Third Issuer Swap Provider as a result of a Third Issuer Swap Provider Default or to the relevant Third Issuer Swap Provider following a Third Issuer Swap Provider Downgrade Termination Event;

             less

      (b) the amount, if any, received by the Third Issuer from a replacement swap provider upon entry by the Third Issuer into an agreement with such replacement swap provider to replace such Third Issuer Swap Agreement which has terminated as a result of such Third Issuer Swap Provider Default or following the occurrence of such Third Issuer Swap Provider Downgrade Termination Event;

      THIRD ISSUER SWAP PROVIDER DEFAULT means the occurrence of an Event of Default (as defined in the Third Issuer Swap Agreements) where a Third Issuer Swap Provider is the Defaulting Party;

      THIRD ISSUER SWAP PROVIDER DOWNGRADE TERMINATION EVENT means the occurrence of an additional termination event following the failure by a Third Issuer Swap Provider to comply with the requirements of the ratings downgrade provisions set out in the relevant Third Issuer Swap Agreement;

      THIRD ISSUER SWAP PROVIDERS means the Dollar Currency Swap Providers, the Euro Currency Swap Provider and the Interest Rate Swap Provider or any one of them as the context requires;

      THIRD ISSUER SWAPS means the swaps documented under the Third Issuer Swap Agreements;

      THIRD ISSUER TERM AA ADVANCES means the Third Issuer Series 1 Term AA Advance, the Third Issuer Series 2 Term AA Advance, the Third Issuer Series 3 Term AA Advance, the Third Issuer Series 4 Term AA Advance and the Third Issuer Series 5 Term AA Advance;

      THIRD ISSUER TERM AAA ADVANCES means the Third Issuer Series 1 Term AAA Advance, the Third Issuer Series 2 Term AAA Advance, the Third Issuer Series 3 Term AAA Advance, the Third Issuer Series 4 Term AAA Advances and the Third Issuer Series 5 Term AAA Advance;

      THIRD ISSUER TERM ADVANCES means the Third Issuer Term AAA Advances, the Third Issuer Term AA Advances and the Third Issuer Term BBB Advances;

      THIRD ISSUER TERM ADVANCES DUE DATES means the dates being:

      (a) in relation to the Third Issuer Series 1 Term AAA Advance, the Funding 1 Interest Payment Date falling in [September 2004];

      (b) in relation to the Third Issuer Series 2 Term AAA Advance, the Funding 1 Interest Payment Date falling in [December 2008];

      (c) in relation to the Third Issuer Series 3 Term AAA Advance, the Funding 1 Interest Payment Dates falling in [{circle}] and [{circle}];

      (d)    in relation to the Third Issuer Series 4A1 Term  AAA  Advance, the
             Funding   1  Interest  Payment  Date  falling  in  [{circle}]  and
             [{circle}];

      (e)    in relation  to  the Third Issuer Series 4A2 Term AAA Advance, the
             Funding  1  Interest   Payment  Date  falling  in  [{circle}]  and
             [{circle}];

      (f) in relation to the Third Issuer Series 5 Term AAA Advance, the Funding 1 Interest Payment Date falling in [{circle}];

      (g) in relation to the Third Issuer Series 1 Term AA Advance, the Funding 1 Interest Payment Date falling after the date on which the Third Issuer Series 1 Term AAA Advance has been fully repaid;

      (h) in relation to the Third Issuer Series 2 Term AA Advance, the Funding 1 Interest Payment Date falling after the date on which the Third Issuer Series 2 Term AAA Advance has been fully repaid;

      (i) in relation to the Third Issuer Series 3 Term AA Advance, the Funding 1 Interest Payment Date failing after the date on which the Third Issuer Series 3 Term AAA Advance has been fully repaid;

      (j) in relation to the Third Issuer Series 4 Term AA Advance, the Funding 1 Interest Payment Date falling on or after the date on which the Third Issuer Series 4 Term AAA Advance has been fully repaid;

      (k) in relation to the Third Issuer Series 5 Term AA Advance, the Funding 1 Interest Payment Date falling on or after the date on which the Third Issuer Series 5 Term AAA Advance has been fully repaid;

      (l) in relation to the Third Issuer Series 1 Term BBB Advance, the Funding 1 Interest Payment Date falling on or after the date on which the Third Issuer Series 1 Term AA Advance has been fully repaid;

      (m) in relation to the Third Issuer Series 2 Term BBB Advance, the Funding 1 Interest Payment Date falling on or after the date on which the Third Issuer Series 2 Term AA Advance has been fully repaid;

      (n) in relation to the Third Issuer Series 3 Term BBB Advance, the Funding 1 Interest Payment Date falling on or after the date on which the Third Issuer Series 3 Term AA Advance has been fully repaid;

      (o) in relation to the Third Issuer Series 4 Term BBB Advance, the Funding 1 Interest Payment Date failing on or after the date on which the Third Issuer Series 4 Term AA Advance has been fully repaid; and

      (p) in relation to the Third Issuer Series 5 Term BBB Advance, the Funding 1 Interest Payment Date falling on or after the date on which the Third Issuer Series 5 Term AA Advance has been fully repaid;

      THIRD ISSUER TERM BBB ADVANCES means the Third Issuer Series 1 Term BBB Advance, the Third Issuer Series 2 Term BBB Advance, the Third Issuer Series 3 Term BBB Advance, the Third Issuer Series 4 Term BBB Advance and the Third Issuer Series 5 Term BBB Advance;

      THIRD ISSUER TRANSACTION ACCOUNT means the sterling account in the name of the Third Issuer (account number [{circle}], Permanent Financing (No.
      3) PLC, sort code [12-24-55]) held with the Third Issuer Account Bank or such other account at such other banks as may for the time being be in place with the prior consent of the Security Trustee and designated as such;

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      THIRD ISSUER TRANSACTION ACCOUNT MANDATE  means  the  mandate pursuant to which the Third Issuer Transaction Account has been established;

      THIRD ISSUER TRANSACTION DOCUMENTS means those Transaction Documents to which the Third Issuer is a party, including the Third Issuer Intercompany Loan Agreement, the Third Issuer Trust Deed, the Third Issuer Paying Agent and Agent Bank Agreement, the Third Issuer Deed of Charge, the Third Issuer Cash Management Agreement, the Currency Swap Agreements, the Third Issuer Bank Account Agreement, the Third Issuer Post-Enforcement Call Option Agreement and the Third Issuer Corporate Services Agreement;

      THIRD ISSUER TRUST DEED means the trust deed entered into on or about the Third Issuer Closing Date between the Third Issuer and the Note Trustee constituting the Third Issuer Notes (as the same may be amended and/or supplemented from time to time);

      THREE-MONTH USD-LIBOR means the London Interbank Offered Rate for dollar deposits, as determined by the Agent Bank on the following basis:

      (a) on the applicable Dollar Interest Determination Date applicable to the Series 1 Class B Third Issuer Notes, the Series 1 Class C Third Issuer Notes, the Series 2 Class A Third Issuer Notes, the Series 2 Class B Third Issuer Notes, the Series 2 Class C Third Issuer Notes and the Series 3 Class A Third Issuer Notes, the Agent Bank will determine the arithmetic mean, rounded upwards to five decimal places, of the offered quotations to leading banks in the London inter-bank market for three-month dollar deposits. The Three-Month USD-LIBOR for the first Interest Period shall be the linear interpolation of the arithmetic mean of such offered quotations for three-month and four-month Dollar deposits (rounded upwards, if necessary, to five decimal places).

             This will be determined by reference to the display as quoted on the Moneyline Telerate Screen No. 3750 or, if the Moneyline Telerate Screen No. 3750 stops providing these quotations, the replacement service for the purposes of displaying this information will be used. If the replacement service stops displaying the information, another page as determined by the issuer with the approval of the Note Trustee will be used.

             In each of these cases, the determination will be made as at or about 11.00 a.m., London time, on that date;

      (b) if, on any such Dollar Interest Determination Date, the screen rate is unavailable, the Agent Bank will:

             (i) request the principal London office of each of the Reference Banks to provide the Agent Bank with its offered quotation to leading banks for dollar deposits of the equivalent amount and for the relevant period, in the London inter-bank market as at or about 11.00 a.m. (London time); and

             (ii) calculate the arithmetic mean, rounded upwards to five decimal places, of those quotations;

      (c) if, on any such Dollar Interest Determination Date, the screen rate is unavailable and only two or three of the Reference Banks provide offered quotations, the relevant rate for that Interest Period will be the arithmetic mean of the quotations as calculated in paragraph ; and

      (d) if, on any such Dollar Interest Determination Date, fewer than two Reference Banks provide quotations, the Agent Bank will consult with the Note Trustee and the Third Issuer for the purpose of agreeing a total of two banks to provide such quotations and the relevant rate for that Interest Period will be the arithmetic mean of the quotations as calculated in paragraph . If no such banks are agreed then the relevant rate for that Interest Period will be the rate in effect for the last preceding Interest Period for which paragraph or was applicable;

      TRANSACTION  means  the  transaction  contemplated   by  the  Transaction
      Documents;

      TRANSACTION DOCUMENT or RELEVANT DOCUMENT means any of the following documents:

      (a)    the Subscription Agreement;

      (b)    the Underwriting Agreement;

      (c)    the Third Issuer Intercompany Loan Agreement;

      (d)    the Mortgages Trust Deed;

      (e) the Halifax Deed and Power of Attorney in relation to the Mortgages Trust Deed;

      (f)    the Mortgage Sale Agreement;

      (g)    the Seller Power of Attorney;

      (h)    the Third Issuer Deed of Charge;

      (i)    the Third Issuer Power of Attorney;

      (j)    the Funding 1 Deed of Charge;

      (k)    the Funding 1 Power of Attorney;

      (l)    the Funding 1 Liquidity Facility Agreement;

      (m)    the Third Issuer Swap Agreements;

      (n)    the Funding 1 Swap Agreement;

      (o)    the Third Issuer Trust Deed;

      (p)    the Third Issuer Paying Agent and Agent Bank Agreement;

      (q)    the Servicing Agreement;

      (r)    the Cash Management Agreement;

      (s)    the Third Issuer Cash Management Agreement;

      (t)    the Funding 1 Guaranteed Investment Contract;

      (u)    the Mortgages Trustee Guaranteed Investment Contract;

      (v)    the Third Issuer Post-Enforcement Call Option Agreement;


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

      (w)    the Bank Account Agreement;

      (x)    the Third Issuer Bank Account Agreement;

      (y)    the Funding 1 Corporate Services Agreement;

      (z)    the Third Issuer Corporate Services Agreement;

      (aa)   the Mortgages Trustee Corporate Services Agreement; and

      (bb)   the Third Start-up Loan Agreement;

      TRANSFER AGENT means Citibank, N.A. London Branch of 5 Carmelite Street, London EC4Y 0PA in its capacity as the transfer agent appointed by the Third Issuer under the Third Issuer Paying Agent and Agent Bank Agreement to administer the transfer of Third Issuer Notes;

      UNDERWRITERS means Credit Suisse First Boston, Salomon Smith Barney, UBS Securities LLC;

      UNDERWRITING AGREEMENT means the Underwriting Agreement relating to the sale of [the Series 1 Third Issuer Notes, the Series 2 Third Issuer Notes and the Series 3 Third Issuer Notes dated [{circle}], 2003 between Funding 1, Halifax, the Mortgages Trustee, the Third Issuer and J.P. Morgan Securities Inc., (for and on behalf of itself and the other Underwriters)];

      US PAYING AGENT means Citibank, N.A., New York Branch of 14th Floor, Zone 3, 111 Wall Street, New York, New York 10043, as paying agent in the United States of America; and

      USD-LIBOR means One-month USD-LIBOR and Three-month USD-LIBOR.

2.    INTERPRETATION AND CONSTRUCTION

2.1 Any reference in this Master Definitions and Construction Schedule or any Transaction Document to:

      AFFILIATE of any person shall be construed as a reference to the ultimate holding company of that person or an entity of which that person or its ultimate holding company (a) has direct or indirect control or (b) owns directly or indirectly more than fifty per cent. (50%) of the share capital or similar rights of ownership;

      the ASSETS of any person shall be construed as a reference to the whole or any part of its business, undertakings, property, intellectual property, shares, securities, debts, accounts, revenues (including any right to receive revenues), goodwill, shareholdings and uncalled capital including premium whether now or hereafter acquired and any other assets whatsoever;

      DIRECTION or request of the holders of at least 25 per cent. in aggregate Principal Amount Outstanding of the Class A Third Issuer Notes shall mean:

      (a) in relation to a matter which, in the opinion of the Note Trustee or, as the case may be, the Security Trustee, affects the interests of the holders of one class only of the Class A Third Issuer Notes, a single direction of the holders of at least 25 per cent. in aggregate Principal Amount Outstanding of such class of Class A Third Issuer Notes;

      (b) in relation to a matter which, in the opinion of the Note Trustee or, as the case may be, the Security Trustee, affects the interests of the holders of any two or more classes of

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

             the Class A Third Issuer Notes but does not give rise to a conflict of interest between the holders of such two or more classes of the Class A Third Issuer Notes, a single direction of the holders of at least 25 per cent. in aggregate Principal Amount Outstanding of such two or more classes of the Class A Third Issuer Notes; and

      (c) in relation to a matter which, in the opinion of the Note Trustee or, as the case may be, the Security Trustee, affects the interests of the holders of any two or more classes of the Class A Third Issuer Notes and gives or may give rise to conflict of interest between the holders of such two or more classes of the Class A Third Issuer Notes, separate directions of the holders of at least 25 per cent. in aggregate Principal Amount Outstanding of any two or more such classes of the Class A Third Issuer Notes, and, in the case of , where the relevant classes of the Class A Third Issuer Notes are not all in the same currency, the Principal Amount Outstanding of Class A Third Issuer Notes denominated in US$ or euro shall be the equivalent in sterling at the currency Swap Rate;

      DISPOSAL shall be construed as any sale, lease, transfer, conveyance, assignment, assignation, licence, sub-licence or other disposal and DISPOSE shall be construed accordingly;

      a GUARANTEE means any guarantee, bond, indemnity, letter of credit, third party security or other legally binding assurance against financial loss granted by one person in respect of any indebtedness of another person, or any agreement to assume any indebtedness of any other person or to supply funds or to invest in any manner whatsoever in such other person by reason of, or otherwise in relation to, indebtedness of such other person;

      HOLDING COMPANY means a holding company within the meaning of section 736 of the Companies Act 1985;

      INDEBTEDNESS shall be construed so as to include any obligation (whether incurred as principal or as surety) for the payment or repayment of money, whether present or future, actual or contingent;

      a MONTH is a reference to a period starting on one day in a calendar month and ending on the numerically corresponding day in the next calendar month save that, where any such period would otherwise end on a day which is not a Business Day, it shall end on the next Business Day, unless that day falls in the calendar month succeeding that in which it would otherwise have ended, in which case it shall end on the preceding Business Day Provided that, if a period starts on the last Business Day in a calendar month or if there is no numerically corresponding day in the month in which that period ends, that period shall end on the last Business Day in that later month (and references to MONTHS shall be construed accordingly);

      PARTY shall be construed as a party to a particular agreement, as the case may be;

      SUBSIDIARY means, (a) a subsidiary within the meaning of section 736 of the Companies Act 1985, and (b) unless the context requires otherwise, a subsidiary undertaking within the meaning of section 258 of the Companies Act 1985;

      VAT means value added tax imposed by the United Kingdom as referred to in the Value Added Tax Act 1994 and legislation (whether delegated or otherwise) replacing the same or supplemental thereto or in any primary or subordinate legislation promulgated by the European Union or any official body or agency thereof, and any similar turnover tax replacing or introduced in addition to any of the same;

      a WHOLLY-OWNED SUBSIDIARY of a company or corporation shall be construed as a reference to any company or corporation which has no other members except that other company or corporation and that other company's or corporation's wholly-owned subsidiaries or persons acting on behalf of that other company or corporation or its wholly-owned subsidiaries; and

      the WINDING-UP, DISSOLUTION or ADMINISTRATION of a company or corporation shall be construed so as to include any equivalent or analogous proceedings under the law of the jurisdiction in which such company or corporation is incorporated or any jurisdiction in which such company or corporation carries on business including the seeking of liquidation, winding-up, bankruptcy, reorganisation, dissolution, administration, arrangement, adjustment, protection or relief of debtors.

2.2 {pound-sterling}, STERLING or POUNDS STERLING denotes the lawful currency for the time being of the United Kingdom; $, US$, DOLLAR or USD denotes the lawful currency for the time being of the United States of America and E, EURO or EURO denotes the single currency introduced at the start of the third stage of European Economic Monetary Union pursuant to the Treaty of Rome of 25th March, 1957, as amended by, inter alia, the Single European Act of 1986 and the Treaty of European Union of 7th February, 1992 and the Treaty of Amsterdam of 2nd October, 1997 establishing the European Community, as further amended from time to time.

2.3 In this Third Issuer Master Definitions and Construction Schedule and in any of the Transaction Documents in which this Third Issuer Master Definitions and Construction Schedule is expressed to be incorporated or to which this Third Issuer Master Definitions and Construction Schedule is expressed to apply:

      (a) words denoting the singular number only shall include the plural number also and vice versa;

      (b)    words denoting one gender only shall include the other genders;

      (c) words denoting persons only shall include firms and corporations and vice versa;

      (d) references to any statutory provision shall be deemed also to refer to any statutory modification or re-enactment thereof or any statutory instrument, order or regulation made thereunder or under any such re-enactment;

      (e) references to any agreement or other document (including any of the Transaction Documents) shall be deemed also to refer to such agreement or document as amended, varied, supplemented or novated from time to time;

      (f) clause, paragraph and schedule headings are for ease of reference only;

      (g) reference to a statute shall be construed as a reference to such statute as the same may have been, or may from time to time be, amended or re-enacted to the extent such amendment or re-enactment is substantially to the same effect as such statute on the date hereof;

      (h) reference to a time of day shall be construed as a reference to London time; and

      (i)    references  to  any  person  shall  include  references   to   his
             successors, transferees and assigns and any person deriving title under or through him.

2.4 Any definition that appears in the Third Issuer Agreements that does not appear in this Third Issuer Master Definitions and Construction Schedule, shall have the meaning given in the

      Amended and Restated Master Definitions and Construction Schedule (as the same may be amended or varied from time to time), as the context so requires. In the event of a conflict between the definitions in the Third Issuer Master Definitions and Construction Schedule and the Amended and Restated Master Definitions and Construction Schedule, the definitions in the Third Issuer Master Definitions and Construction Schedule shall prevail.

3.    GOVERNING LAW

      This Third Issuer Master Definitions and Construction Schedule is governed by, and shall be construed in accordance with, the laws of England, and the parties hereto irrevocably submit to the jurisdiction of the courts of England.


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

                                  SIGNATORIES


Signed for the purposes of identification by  )
ALLEN & OVERY                                 )





Signed for the purposes of identification by  )
SIDLEY AUSTIN BROWN & WOOD                    )

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